                                                                   EXHIBIT 10.20



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                UNITED STATES LICENSE AND CO-PROMOTION AGREEMENT


                                     AVIRON
                                       AND
                       AMERICAN HOME PRODUCTS CORPORATION
                               ACTING THROUGH ITS
                       WYETH-AYERST LABORATORIES DIVISION



                                JANUARY 11, 1999

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                UNITED STATES LICENSE AND CO-PROMOTION AGREEMENT

        THIS UNITED STATES LICENSE AND CO-PROMOTION AGREEMENT (the "Agreement"), signed on January 11, 1999 (the "Signing Date"), is by and between AVIRON, a Delaware corporation with its principal place of business at 297 North Bernardo Avenue, Mountain View, California 94043 ("Aviron"), and AMERICAN HOME PRODUCTS CORPORATION ("AHPC"), acting through its WYETH-AYERST LABORATORIES DIVISION, a Delaware corporation with its principal place of business at 555 Lancaster Avenue, St. Davids, Pennsylvania, 19087 ("Wyeth-Ayerst"). Aviron and Wyeth-Ayerst are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                   WITNESSETH:

        WHEREAS, Aviron has been licensed exclusive rights to, and has developed substantial additional proprietary rights regarding, an intranasally delivered cold adapted vaccine formulation against influenza and influenza-associated illnesses, [***], known as FluMist(TM);

        WHEREAS, Aviron is engaged in the development, and when developed, the manufacture or contract manufacture, marketing and sale, of FluMist, in [***];

        WHEREAS, Wyeth-Ayerst is not currently engaged in the development of any intranasally delivered influenza vaccine product;

        WHEREAS, the Parties intend to establish a collaboration for the development and commercialization of FluMist in the United States and its territories and possessions, with the purpose of obtaining the rapid and competitive release of FluMist, and under which Wyeth-Ayerst and Aviron will collaborate in the marketing and promotion of the FluMist vaccine;

        WHEREAS, in connection with establishing the collaboration described herein, Aviron desires to grant to Wyeth-Ayerst, and Wyeth-Ayerst desires to obtain, certain license rights to FluMist on the terms and conditions set forth in this Agreement;

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

        The following terms, when capitalized, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined) as used in this Agreement:

        1.1 "AFFILIATE" means, with respect to a Party, any Person that, directly or indirectly, is controlled by, controls or is under common control with such Party, but only for so long as such relationship exists. "Control," as used in this Section 1.1, means having the power to direct,


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                                       1.

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or cause the direction of, the management and policies of any entity, whether through ownership of voting securities, by contract, or otherwise. For purposes of this Agreement the term "Affiliate" shall not, however, include subsidiaries in which a Person owns a majority of the ordinary voting power to elect a majority of the board of directors, but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect.

        1.2 "ANNUAL NET SALES" means the Net Sales per Flu Season.

        1.3 "AVIRON KNOW-HOW" means any Information owned or Controlled by Aviron either (a) as of the Effective Date, or (b) during the term of this Agreement, that is useful or necessary in the clinical development, Regulatory Approval, commercialization, marketing or manufacture of the Product for use in the Field in the Territory. "Aviron Know-How" shall not include any Information in the Joint Technology.

        1.4 "AVIRON PATENTS" means (a) those Patents owned or Controlled by Aviron which cover the manufacture, use, sale, offer for sale or importation of the Product in the Field and in the Territory (which as of the Signing Date consist of those listed on Schedule 1.4 hereto, as may be amended from time to time); and (b) any Patents claiming any Invention owned solely by Aviron pursuant to Section 15.1(b) that covers the manufacture, use, sale, offer for sale or importation of the Product. "Aviron Patents" shall not include any Joint Patents.

        1.5 "AVIRON PRODUCT MATERIALS" means any [***] or any [***] or any other biological materials transferred to Wyeth-Ayerst by Aviron under this Agreement; and [***] to the extent that [***] other than [***] as permitted pursuant to Section [***].

        1.6 "AVIRON RESULTS" shall have the meaning ascribed in Section 15.1.

        1.7 "CALENDAR YEAR" means the period of time commencing on January 1 of a given year, and ending on December 31 of such year.

        1.8 "COLLABORATION" means the collaborative activities undertaken by the Parties in accordance with this Agreement to develop and commercialize the Product in the Field in the Territory.

        1.9 "COMMERCIALIZATION EXPENSES" means those costs, excluding [***] but including [***] incurred by a Party or for its account which are specifically identifiable to the advertising, promotion and marketing (including market preparation and other pre-launch activities) of the Product and related professional promotion and education (to the extent not performed by sales representatives), including, without limitation, television and electronic advertisements, advertorials and infomercials, print advertisements, direct mail, exhibitions at seminars and conferences, samples packages, promotional literature and market research.

        1.10 "COMMERCIALIZATION PLAN" shall have the meaning set forth in
Section 7.2.

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        1.11 "COMMERCIALLY REASONABLE EFFORTS" means efforts and resources normally used by a Party for a vaccine owned by it or to which it has rights, which is of similar market potential at a similar stage in its product life, taking into account the competitiveness of the marketplace, the proprietary position of the vaccine, the regulatory structure involved, the potential or actual profitability of the vaccine, and other relevant commercial factors. A Party shall not be determined to have failed to use Commercially Reasonable Efforts to the extent any failure or delay in such Party's efforts is attributable to the action or failure to act of the other Party, or material breach by the other Party of any provision of this Agreement.

        1.12 [***]means a [***] other than [***] as of the Effective Date or as [***] pursuant to Section [***] the [***] or any [***] described in Schedule 1.12, which is either [***] for the [***] including [***] in the Territory.

        1.13 "CONFIDENTIAL INFORMATION" shall have the meaning set forth in
Section 14.1.

        1.14 "CONTROL" OR "CONTROLLED" means the right to grant a license or sublicense to intangible property rights (including patent rights, know-how and/or trade secret information), and the right to provide access to or cross-reference to regulatory filings, in each case to the extent not in violation of the terms of any agreement or other arrangement with any Third Party in existence as of the Effective Date.

        1.15 "CO-PROMOTE" OR "CO-PROMOTION" means to Promote the Product jointly under the Primary Brand Trademark in the Territory, through Aviron, Wyeth-Ayerst, and their respective sales forces. "Promote" or "Promotion" means, with respect to the Product, those activities and obligations undertaken by a Party to encourage sales of the Product, including without limitation detailing, journal advertising, direct mail programs, direct-to-consumer advertising, and other forms of advertising and promotion specified in the Commercialization Plan.

        1.16 "CO-PROMOTION TERM" means the period commencing on the Launch Date, extending through the Flu Season in which such Launch Date occurred ("Launch Date Flu Season"), and terminating upon the earlier of (a) May 1 of the sixth Flu Season following the Launch Date Flu Season or as extended pursuant to
Section 19.8, or (b) termination of this Agreement pursuant to Section 19.2, 19.3, 19.4 or 19.5, or as otherwise agreed by the Parties in writing.

        1.17 "DEVELOPMENT PLAN" means the plan for development of the Product in the Field in the Territory created by the JDC to be carried out by the Parties, including the budget of R&D Expenses associated with such development, as further described in Section 6.3.

        1.18 "EFFECTIVE DATE" shall have the meaning set forth in Section 21.16 hereof.

        1.19 "FDA" means the United States Food and Drug Administration, or any successor agency.


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        1.20 "FD&C ACT" means the United States Federal Food, Drug and Cosmetics
Act, as amended from time to time.

        1.21 "FIELD" means the use of the Product pursuant to [***]] (a) to prevent influenza and influenza-associated illnesses, [***] in a Target Population, or other population, for which the Product is approved by the FDA; or (b) for any [***] which are [***] the Collaboration pursuant to Section [***] The "Field" specifically excludes use or sale of the Product in [***].

        1.22 "FINISHED PRODUCT" means the Product in finished, packaged form.

        1.23 "FLU SEASON" means the influenza vaccine selling season, which shall be deemed to begin upon the date of the first commercial sale of trivalent Finished Product comprising the set of influenza strains designated by the relevant governmental organization for inclusion in influenza vaccines in the Territory for that influenza season, and to end upon the first commercial sale of Finished Product comprising the subsequent set of influenza strains designated by such organization for the subsequent influenza season; provided that a "Flu Season" shall not in any event extend for more than twelve (12) months from the first commercial sale of a given Finished Product.

        1.24 [***] means a [***] of the Product which, during the dating period established by the FDA, [***] and may [***] but does not [***] or at [***] as further described in the PLA.

        1.25 "GOOD CLINICAL PRACTICE" OR "GCP" shall mean the then current standards for clinical trials for biologicals, as set forth in the FD&C Act and applicable regulations and guidances promulgated thereunder.

        1.26 "GOOD LABORATORY PRACTICE" OR "GLP" shall mean the then current standards for laboratory activities for biologicals, as set forth in the FD&C Act and applicable regulations and guidances promulgated thereunder.

        1.27 "GOOD MANUFACTURING PRACTICE" OR "GMP" shall mean the current standards for the manufacture of biologicals, as set forth in the FD&C Act and applicable regulations and guidances promulgated hereunder.

        1.28 "INFORMATION" means techniques and data relating to the Product and including (but not limited to) practices, methods, knowledge, know-how, skill, experience, test data including pharmacological, toxicological, preclinical and clinical test data, analytical and quality control data, marketing, pricing, distribution, cost, sales and manufacturing data or descriptions. Information shall include any Invention for which a patent application has not been filed, or if filed, has not been published.

        1.29 "INJECTABLE PRODUCT" means Wyeth-Ayerst's injectable, inactivated influenza vaccine product, based on the commercial technology used by Wyeth-Ayerst as of the Signing Date.

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        1.30 "INTERNATIONAL AGREEMENT" means that certain International
FluMist(TM) License Agreement entered into by and between the Parties as of the Signing Date.

        1.31 "INVENTION" means any patentable invention or discovery.

        1.32 "JCC FORECAST" shall have the meaning ascribed in Section 3.1 of the Supply Agreement.

        1.33 "JOINT COMMERCIALIZATION COMMITTEE" OR "JCC" means the committee formed by the Parties to develop commercial strategies, marketing plans and budgets for the Product and to co-ordinate the Product marketing and sales activities, as further described in Article 3.

        1.34 "JOINT DEVELOPMENT COMMITTEE" OR "JDC" means the committee formed by the Parties to oversee the clinical development, regulatory strategy and manufacture of the Product as further described in Article 4.

        1.35 "JOINT PATENT" means a Patent claiming an Invention in the Joint Technology.

        1.36 "JOINT TECHNOLOGY" means all Information and Inventions discovered or developed jointly by one or more employees or consultants of one Party and by one or more employees or consultants of the other Party during the term of and pursuant to the Agreement, as determined under the United States laws of inventorship.

        1.37 "LAUNCH" OR "LAUNCH DATE" means the date of the first commercial sale of the Product in the Territory for use in the Field following Regulatory Approval.

        1.38 [***] means a [***] of the Product which, during the dating period established by the FDA, [***] and does not [***] provided that if the [***] the Product which exists as of the Effective Date is determined to [***] during the dating period, then such [***] shall be included in [***].

        1.39 [***] means the influenza strains [***] and designated [***] and any structural equivalents thereto, including any and all progeny, derivatives, replications, variants, recombinants, and reassortants thereof, whether generated by viral replication or by recombinant genetic engineering methods. "Structural equivalents" include any influenza virus: (a) that comprises [***] genome segments having a cumulative nucleotide sequence identity of at least [***] to the corresponding genome segments of [***] or (b) that comprises at least one characteristic nucleotide sequence feature or encoded amino acid sequence feature of any gene segment selected from the list of such features shown in Schedule 1.39; or (c) for which Wyeth-Ayerst cannot provide reasonable evidence to a mutually agreed upon independent Third Party laboratory, under an agreement that restricts such Third Party from disclosing Wyeth-Ayerst's confidential information to Aviron, that the virus is not derived from [***].

        1.40 "MICHIGAN" means the Regents of the University of Michigan, a constitutional corporation of the State of Michigan with offices located at Wolverine Tower, Room 2071, 3003 South State Street, Ann Arbor, Michigan, 48109-1280, USA.


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        1.41 "MICHIGAN AGREEMENT" means the Materials Transfer and Intellectual
Property Agreement between Aviron and Michigan dated February 24, 1995, as amended and attached hereto as Schedule 1.41.

        1.42 "NET SALES" means the sum of all amounts actually received and all other consideration actually received (or, when in a form other than cash or its equivalent, the fair market value thereof when received) by Wyeth-Ayerst and its Affiliates from persons or entities due to or by reason of the sale, distribution or use of Finished Product in the Territory, less the following deductions and offsets, but only to the extent such sums are otherwise included in the computation of Net Sales, or are paid or credited by Wyeth-Ayerst and its Affiliates and not otherwise reimbursed:

                (a) [***] in such amounts as [***];

                (b) any tax, excise, or other governmental charges upon or measured by the production, sales, transportation, delivery or use of said Finished Product contained therein;

                (c) [***] other than those described above;

                (d) [***] (to the extent that the foregoing [***] do not exceed [***] of the sum of all amounts actually received and all other consideration actually received for the Product (or, when in a form other than cash or its equivalent, the fair market value thereof when received));

                (e) amounts [***] and

                (f) taxes paid by Wyeth-Ayerst or its Affiliates to the United States Government or an instrumentality thereof under 42 U.S.C. 300 aa-1 et seq. or other similar legislation, or to a State of the United States, insuring against liability arising out of the manufacture, use or sale of Finished Product by Wyeth-Ayerst or its Affiliates.

        Sales of Finished Product intended for resale to Third Parties, and made internally amongst Wyeth-Ayerst and its Affiliates or sublicensees shall not be deemed sales for purposes of calculating "Net Sales" (however the resale by the recipient shall be included in the calculation of "Net Sales" and subject to royalties).

        1.43 [***] means the sale or distribution of [***] in the Territory for use in [***] other than pursuant to a [***].

        1.44 [***] means either (a) a [***] (which may include, e.g., a [***]),
(b) a [***] or (c) any other [***] determined by Aviron to be useful in [***].

        1.45 [***] means [***] other than the [***] for which Aviron intends to [***] in the Territory and to [***] during the Co-Promotion Term, e.g., [***].


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        1.46 "PATENT" means patents, applications for patent, provisional applications for patent, and any patents issuing therefrom (including any divisions, continuations, continued prosecution applications and continuations-in-part thereof), and reexamination certificates, reissue patents, patent extensions and patent term restorations.

        1.47 "PERSON" means an individual, corporation, partnership trust or unincorporated organization.

        1.48 "PLA" means the Product Licensing Application/Establishment Licensing Application or Biologics License Application for the Product in the Field, and any supplements thereto.

        1.49 "PRIMARY BRAND TRADEMARK" means FluMist(TM) and FluEnz(TM), as well as any brand names combining FluMist or FluEnz with other words, e.g. "Pediatric FluMist."

        1.50 "PRODUCT" means Aviron's live, attenuated, intranasally delivered, cold adapted influenza vaccine [***] including, but not limited to, the [***] provided, however, that "Product" specifically excludes any [***] unless and until [***] pursuant to Section [***] "Product" also specifically excludes: (a) any influenza vaccine Controlled by Aviron which is solely based upon or derived from [***] or other technologies of Aviron; (b) any product comprising Aviron's live, attenuated, intranasally delivered, cold adapted influenza vaccine [***] in combination with any other vaccine or vaccines; and (c) any product in which a viral vector [***] is used to deliver a vaccine or other heterologous gene sequence for use in the prevention, mitigation or cure of influenza.

        1.51 "PRODUCT LABELING" means (a) the FDA full prescribing information for the Product, including any required patient information, and (b) all labels and other written, printed or graphic matter upon any container, wrapper or any package insert or outsert utilized with or for the Product.

        1.52 "PRODUCT PROMOTIONAL MATERIALS" means all sales representative training materials and all written, printed, graphic, electronic, audio or video matter, including but not limited to journal advertisements, sales visual aids, leave items, formulary binders, reprints, direct mail, direct-to-consumer advertising, internet postings, broadcast advertisements, and sales reminder aids (for example, scratch pads, pens and other such items) intended for use or used by a Party in connection with any Promotion of the Product, but excluding Product Labeling.

                1.53 "R&D EXPENSES" means the fully-loaded costs, but excluding general corporate overhead, incurred by a Party or for its account, [***] by either Party during the term of the Agreement [***], and ongoing Product support [***] which are consistent with the Development Plan and budget and are specifically attributable to the Product in the Field. "R&D Expenses" shall include the out-of-pocket payments to Third Parties incurred by a Party in carrying out the functions described in the previous sentence.

                1.54 "REGULATORY APPROVALS" means any approvals (including, but not limited to, PLA approval, labeling, pricing and reimbursement approvals), product, biologic and/or


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establishment licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the commercial manufacture, use, storage, importation, export, transport or sale of the Product in the Field in the Territory.

        1.55 "SALES AND MARKETING EXPENSES" means the costs incurred by a Party in the market development and/or Promotion of the Product consistent with its activities under the Commercialization Plan. Sales and Marketing Expenses shall consist of (a) the following costs of the field sales force and marketing personnel: salaries, bonus, benefits, sales force automation, and basic overhead and personnel expenses (telephone, supplies, postage, meetings, travel, and voice mail), including all information technology; (b) the costs of establishing and maintaining an electronic commerce infrastructure to Promote and or sell the Product under this Agreement; and (c) out-of-pocket payments to Third Parties incurred by such Party and specifically attributable to such Party's performance under the Commercialization Plan.

        1.56 "SIGNING DATE" shall be the date first set forth on page 1 of this Agreement.

        1.57 "SUPPLY AGREEMENT" means that certain FluMist Supply Agreement entered into between the Parties as of the Signing Date.

        1.58 "TARGET POPULATION" means the target populations for which the Parties anticipate that the Product may receive Regulatory Approval, consisting of (a) the healthy pediatric population (children aged 1-17 or any subset thereof), (b) the at-risk pediatric population (children aged 1-17 or any subset thereof), (c) the healthy adult population (persons from 18-64 years of age),
(d) any at-risk adult population (persons from 18-64 years of age), and (e) the elderly population (all persons from 65 years of age and up).

        1.59 "TERRITORY" means the United States and its territories and possessions, and the Commonwealth of Puerto Rico.

        1.60 "THIRD PARTY" means any entity other than Aviron or Wyeth-Ayerst and their respective Affiliates.

        1.61 "TRADEMARKS" means those trademarks and trade names, whether or not registered in the Territory (including the Primary Brand Trademark), trade dress and packaging which (a) are owned by either Party, and which (other than trade dress and packaging), and (b) are applied to or used in connection with the Product or any Product Promotional Materials.

        1.62 "WYETH-AYERST KNOW-HOW" means any Information owned or Controlled by Wyeth-Ayerst either (a) as of the Effective Date, or (b) during the term of this Agreement, that is useful or necessary in the clinical development, Regulatory Approval, commercialization, marketing or manufacture of the Product for use in the Field in the Territory. "Wyeth-Ayerst Know-How" shall not include any Information in the Joint Technology.

        1.63 "WYETH-AYERST PATENTS" means (a) those Patents owned or Controlled, as of the Effective Date or thereafter, by Wyeth-Ayerst or its Affiliates that cover the manufacture, making of, use, sale, offer for sale or importation of the Product in the Field and in the Territory (which as of the Signing Date consist of those Patents listed on Schedule 1.63 hereto, as may be

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amended from time to time); and (b) any Patents claiming any Invention owned solely by Wyeth-Ayerst pursuant to Section 15.1(b) that cover the manufacture, making of, use, sale, offer for sale or importation of the Product. "Wyeth-Ayerst Patents" shall not include any Joint Patents.

        1.64 "WYETH-AYERST RESULTS" shall have the meaning ascribed in Section 15.1.

                                   ARTICLE 2

                                SCOPE; MANAGEMENT

        2.1 SCOPE. The purpose of this Collaboration is to establish a vehicle through which the Parties shall collaboratively market and Co-Promote the Product in the Field during the Co-Promotion Term, so as to maximize sales of the Product in the Territory through Wyeth-Ayerst's existing sales force and through a sales and marketing organization to be developed at Aviron. Furthermore, the Parties shall collaborate on manufacturing and regulatory strategies and procedures in order to maximize supply and obtain requisite Regulatory Approval for the Product in an expeditious manner. The Parties will also collaborate with respect to the clinical trials necessary or useful to increase the populations to which the Product may be administered, and to expand the label claims of the Product, in the Field.

        2.2 MANAGEMENT OF THE COLLABORATION. The Parties intend to manage the Collaboration primarily through two committees: The Joint Commercialization Committee (the "JCC"), which will generally oversee the Collaboration and will specifically oversee the promotional, marketing and sales activities of the Parties in the Territory pursuant to the Commercialization Plan (as further described in Article 3), and the Joint Development Committee (the "JDC"), which will oversee the management of the clinical development, regulatory strategy and manufacture of Product in the Territory, pursuant to the Development Plan (as further described in Article 4) (collectively, the "Committees"). It is the intent of the Parties, in working together to develop and commercialize the Product, to assign responsibilities for the various operational aspects of the Collaboration to those portions of their respective organizations which have the appropriate resources, expertise and responsibility for such functions. The Parties will use Commercially Reasonable Efforts and cooperate with one another in carrying out their respective obligations hereunder and as set forth further in the Development Plan and the Commercialization Plan.

        2.3 COMPOSITION AND CONDUCT OF THE COMMITTEES. The Parties shall designate their representatives to the Committees within ten (10) days after the Effective Date. Each Party shall designate three (3) representatives to the JCC, and two (2) representatives to the JDC. Each member of each Committee shall have one vote. Wyeth-Ayerst shall also appoint an employee of AHPC's Whitehall-Robins Healthcare Division as a non-voting representative to the JCC. The Parties will endeavor to designate representatives with the appropriate skills necessary to deal with the issues before them. The membership of the JCC and the JDC may overlap. An alternate such member designated by a Party may serve temporarily in the absence of a permanent member designated by such Party. Each Party shall designate one of its representatives to each Committee as a Co-Chair of such
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Committee will be responsible for the agenda and the minutes of alternating meetings of such Committee. Each Party shall bear its own costs of participation in each Committee.

        2.4 MEETINGS OF THE COMMITTEES. Each Committee:

                (a) shall hold meetings at such times and places as shall be determined by a majority of the entire membership of such Committee (it being expected that meetings will alternate between the Mountain View, CA office of Aviron and the Radnor/St. Davids, PA office of Wyeth-Ayerst) but in no event shall such meetings be held in person less frequently than once every three (3) months;

                (b) may conduct meetings in person or by telephone or video conference or other means, provided that: (i) except by mutual consent of the Co-Chairs, meetings by telephone conference shall not reduce the number of meetings in person specified in paragraph (a) above; and (ii) any decision made during a telephone conference meeting is evidenced in writing signed by one of the members of such Committee from each of the Parties;

                (c) by mutual consent of the representatives of each Party, such consent not to be unreasonably withheld, either Party may invite other personnel of their organization to attend appropriate meetings of the Committee;

                (d) shall keep minutes reflecting actions taken at meetings;

                (e) may act without a meeting if prior to such action the Committee members agree regarding such action and a written consent thereto is signed by the Co-Chairs of the Committee; and

                (f) may amend or expand upon the foregoing procedures for its internal operation by unanimous written consent.

        2.5 LIMITATIONS OF COMMITTEE POWERS. Neither Committee shall have any power to amend this Agreement and shall have only such powers as are specifically delegated to them hereunder.

        2.6 AUTHORITY TO CALL MEETINGS. Notwithstanding the regular meeting schedule of the respective Committees, a meeting of either Committee may be called by either Party on ten (10) days written notice to the other, unless such notice is waived by the other Party. In the event of any meeting called pursuant to a notice under this Section 2.6, the Party calling the meeting shall provide an agenda for the meeting together with the information that such Party believes is relevant for the items to be discussed. Neither Party shall call more than four (4) additional meetings per Calendar Year for each Committee under this
Section 2.6 without the other Party's consent. The Party not calling the meeting under this Section 2.6 shall select the location for the meeting.


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                                   ARTICLE 3

                        JOINT COMMERCIALIZATION COMMITTEE

        3.1 FUNCTIONS AND POWERS OF THE JOINT COMMERCIALIZATION COMMITTEE. The Joint Commercialization Committee shall perform the following functions:

                (a) determine the overall commercialization strategy for the Product in the Territory;

                (b) coordinate the Parties' activities hereunder;

                (c) communicate at least twice per each Calendar Year with the International Commercialization Committee (as defined in the International Agreement) in order to coordinate the Parties' activities under this Agreement and under the International Agreement so as to optimize sales of the Product globally.

                (d) approve plans and budgets for the Collaboration, all based on the principles of prompt and diligent development of the Product consistent with good biological practices and the maximization sales of the Product in the Field and in the Territory.

                (e) prepare, and update and amend as necessary, the Commercialization Plan, as described in Section 7.2;

                (f) review the financial performance of the Product in the Territory;

                (g) review and approve material agreements with Third Parties to be made by either or both Parties that cover the marketing or sales of the Product in the Field and in the Territory;

                (h) review and comment on the Development Plan, as modified from time to time;

                (i) at its discretion, form and subsequently disband subcommittees with appropriate representation from each Party; and

                (j) perform such other functions as appropriate to further the purposes of this Agreement as mutually determined by the Parties.

        Any subcommittee established by the JCC shall have appropriate representation of each Party and may include representatives of a Party who are not members of the JCC. Any such subcommittee shall be subject to the provisions of paragraphs (b) through (e) of Section 2.4 and shall report its actions promptly to the JCC. At the request of either Party at any time, any such subcommittee shall be dissolved and its powers and functions returned to the JCC.

        3.2 JOINT COMMERCIALIZATION COMMITTEE ACTIONS. No business shall be transacted at any meeting of the JCC unless a quorum of members is present at the time when the meeting proceeds to business. A quorum shall be at least four
(4) members present in person or by their alternate, two (2) of whom must be representatives appointed by Wyeth-Ayerst and two (2) representatives appointed by Aviron. Actions by the JCC pursuant to this Agreement shall be taken only with [***] of the representatives of both Parties on such committee. If the JCC fails to reach agreement on any matter before it for decision within ten (10) days, the matter shall be referred for resolution in accordance with Article 20 hereof.

                                   ARTICLE 4

                           JOINT DEVELOPMENT COMMITTEE

        4.1 FUNCTIONS AND POWERS OF THE JOINT DEVELOPMENT COMMITTEE. The Joint Development Committee shall perform the following functions:

                (a) Oversee and coordinate the clinical development of the Product in the Territory (including without limitation, review of proposals to commence or stop a clinical trial) pursuant to the Development Plan;

                (b) Prepare the Development Plan (as described in Section 6.3), and any necessary amendments thereto, for the JCC's review and approval; and

                (c) Oversee and provide input to Aviron's efforts in the regulatory affairs regarding and the manufacture and supply of Product for sale in the Territory.

        4.2 JOINT DEVELOPMENT COMMITTEE ACTIONS. No business shall be transacted at any meeting of the JDC unless all members are present at the time when the meeting proceeds to business. Actions by the JDC pursuant to this Agreement shall be taken only with the [***] of the representatives of both Parties on such committee. If the JDC fails to reach agreement on a matter before it for decision within ten (10) days, the matter shall be referred for resolution to the JCC, subject to Section 3.2.

                                   ARTICLE 5

                                    LICENSES

        5.1 LICENSE GRANT WITHIN THE TERRITORY. Subject to the conditions and limitations set forth in this Agreement, Aviron hereby grants to Wyeth-Ayerst
(a) the exclusive license, under the Aviron Patents, the Aviron Know-How and Aviron's interest in any Joint Technology; and (b) the exclusive sublicense, under Aviron's rights under the Michigan Agreement, in each case solely to manufacture, to the extent set forth in the Supply Agreement, develop, distribute, use, import, offer for sale and sell the Product in the Territory for use in the Field during the Co-Promotion Term. Aviron shall retain all rights under the Aviron Patents, the Aviron Know-How and Aviron's interest in any Joint Technology, and under the Michigan Agreement, that are necessary or useful to Aviron's performance of its rights and obligations under this Agreement and the Supply Agreement, or that relate to the manufacture of the Product within the Territory

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                                       12
that is to be used or sold in territories for which Wyeth-Ayerst or its Affiliates do not have a license to use or sell the Product.

        5.2 LICENSE GRANT TO AVIRON. Subject to the conditions and limitations set forth in this Agreement, Wyeth-Ayerst hereby grants to Aviron the exclusive, paid-up license, under the Wyeth-Ayerst Know-How, the Wyeth-Ayerst Patents, and Wyeth-Ayerst's interest in any Joint Technology, solely to manufacture, to the extent set forth in the Supply Agreement, develop, distribute, make, have made, use, offer for sale and sell the Product in the Territory for use in the Field during the Co-Promotion Term. Wyeth-Ayerst shall retain all rights under the Wyeth-Ayerst Patents, the Wyeth-Ayerst Know-How and Wyeth-Ayerst's interest in any Joint Technology that are necessary or useful to Wyeth-Ayerst's performance of its rights and obligations under this Agreement and the Supply Agreement.

        5.3 DISTRIBUTION THROUGH OTHERS. Aviron grants Wyeth-Ayerst the right to distribute Product through its Affiliates or Third Party distributors in the Territory (but in any event only through distributors performing usual and customary distribution activities for Wyeth-Ayerst) to the extent that Wyeth-Ayerst itself otherwise has the right to so distribute such Product in the Territory for use in the Field during the Co-Promotion Term, provided that Wyeth-Ayerst may not grant any such distributor a sublicense hereunder to offer for sale or sell, or repackage, re-import or export the Product.

        5.4 JOINT TECHNOLOGY. Wyeth-Ayerst hereby grants to Aviron the exclusive license, during the Co-Promotion Term, under Wyeth-Ayerst's interest in the Joint Technology to use, make, have made, import, offer for sale and sell the Product (i) within and outside of the Field, but outside of the Territory, and
(ii) outside of the Field but within the Territory, with the right to sublicense. Such license shall be [***] in the event that Aviron [***] the Parties shall [***] to be [***] of the Product under such [***] as the Parties may agree upon, [***] of the [***] of such [***] to the manufacture, use or sale of the Product.

        5.5 MICHIGAN RETAINED RIGHTS. Wyeth-Ayerst acknowledges and agrees that the license granted under Section 5.1 is subject at all times to the Michigan Agreement, as further set forth in Article 10. Pursuant to the Michigan Agreement, Wyeth-Ayerst hereby grants to Michigan an irrevocable, royalty-free license to utilize any "Improvements" (as defined in Section 2.3 of the Michigan Agreement) to the Product generated by Wyeth-Ayerst in the manufacture, use, marketing or sale of Products, as set forth in Section 9.4 of the Michigan Agreement, and subject to the restrictions placed upon Michigan under Section
3.4 of the Michigan Agreement.

        5.6 WYETH-AYERST [***]

                (a) In order to induce Aviron to grant the exclusive rights granted under Section 5.1 above, Wyeth-Ayerst hereby agrees that during the Co-Promotion Term, it shall [***] in the Territory, subject to subsection (b) below.

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                                       13

                (b) If Wyeth-Ayerst [***] pursuant to [***] and sales of such [***] do not comprise more than [***] of the overall [***] of such [***] for the most recent Calendar Year, subsection 5.6 (a) shall not apply to such [***] provided that Wyeth-Ayerst shall give Aviron written notice that it is [***] such [***] in the Territory as promptly as possible following such [***].

                (c) In the event Wyeth-Ayerst does promote, market and/or sell [***] as permitted in subsection (b) above, all [***] in the Territory during the Co-Promotion Term shall be [***] of the Product under this Agreement in [***] on the [***] the Product under, and as further described in, Section [***] As used in this subsection (c), [***] of such [***] shall have an equivalent definition to [***] as defined in Section [***] hereof.

        5.7 AVIRON [***]. Aviron shall have the right during the Co-Promotion Term to undertake the development of and market and sell any [***] subject to the terms of this Section 5.7. In the event that Aviron does undertake such development, Aviron shall be solely responsible for the development of such [***] unless otherwise agreed to in writing by the Parties.

                (a) Prior to the first commercial sale of such [***] in the Territory, Aviron will notify Wyeth-Ayerst in writing. Upon receipt of such notice, Wyeth-Ayerst shall have a period of thirty (30) days to notify Aviron in writing whether it desires that such [***] If Wyeth-Ayerst so notifies Aviron that it does desire that such [***] then:

                        (i) Such [***] will thereafter be [***] including without limitation, by [***];

                        (ii) The Parties shall agree in good faith upon appropriate [***] to be [***] it for its [***] with respect to such [***] the [***] under Section [***] and [***] of such [***] in the Territory shall be [***] Product in [***] under Section [***] and

                        (iii) Aviron shall retain the exclusive right to [***] such [***] provided that, if at such time [***] of the [***] (i.e., the [***] as it [***] prior to the [***] pursuant to subsection (ii) above), and the JDC confirms that the [***] of such [***] essentially the [***] as, or a [***] to, that used for the [***] of the [***] of the [***] then [***] of such [***] under the conditions set forth in [***].

                  (c) If Wyeth-Ayerst notifies Aviron that it does not desire that such [***] then Aviron will have no further obligation thereafter to Wyeth-Ayerst with respect to the [***] which was the subject of the Aviron's notice to Wyeth-Ayerst, and shall have the right to market and sell the same outside of the Collaboration, either alone, or with or through a Third Party.

        5.8 [***] In the event that, prior to the expiration of the Co-Promotion Term, Aviron determines that it wishes to grant a Third Party the right to [***] within the Territory, regardless of whether Aviron intends to solicit such Third Party or has been solicited by such Third Party, Aviron shall so notify Wyeth-Ayerst in writing. Upon receipt of such notice, Wyeth-Ayerst shall have a period of [***] days to deliver to Aviron a written notice of its interest. For [***] days

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                                       14
following receipt of Wyeth-Ayerst's notice, the Parties shall engage in exclusive, good-faith negotiations for the reasonable commercial terms upon which the [***] would be [***]. The Parties anticipate that such commercially reasonable terms would include [***] in the [***] relevant [***] regarding [***] for such [***] and the duration of such collaboration in the [***]. If Wyeth-Ayerst does not exercise the option granted in this Section 5.8, or if the Parties have failed to reach agreement on such terms by the end of such [***]. period, then Aviron shall thereafter be free to grant a Third Party such rights to [***] within the Territory, on terms and conditions which, taken as a whole, are no less favorable to Aviron than Wyeth-Ayerst's last written offer to Aviron for such rights. Notwithstanding any other provision of this Section 5.8, Aviron shall not, nor shall Aviron grant any Third Party the right to, [***] in the Territory during the Co-Promotion Term, as it may be extended hereunder.

        5.9 DEVELOPMENT OF [***] BY AVIRON.

                (a) Aviron shall have the right, but not the obligation, to undertake development of (i) any [***] (ii) any [***] other than [***] or (iii) any [***] and Aviron shall be solely responsible for the development of such [***] unless otherwise agreed to in writing by the Parties.

                (b) Prior to the [***] in the Territory of [***] any such [***] or [***] or [***] Aviron will notify Wyeth-Ayerst in writing. Upon receipt of such notice, Wyeth-Ayerst shall have a period of [***] days to notify Aviron in writing whether it desires that such [***] be included under the Collaboration. If Wyeth-Ayerst so notifies Aviron that it does desire that such [***] be included under the Collaboration hereunder, then:

                        (i) Such [***] will thereafter be included under this Agreement, including without limitation, by [***] (for an [***]) or [***] (for an [***]);

                        (ii) The [***] set forth in Section [***] shall apply to such new [***] provided that Wyeth-Ayerst shall not [***] Aviron for the [***] of any particular [***] (as defined in Section [***]), regardless of the number of times such [***] the [***] shall apply to such [***] as applied to the [***] and [***] of such [***] in the Territory shall be [***] with those of any [***] in calculating [***] under Section [***] and

                        (iii) Aviron shall retain the exclusive right to [***] such [***] provided that, if at such time [***] of the [***] (i.e., the [***] as it [***] prior to the [***] of such [***] pursuant to subsection (ii) above), and the JDC confirms that the [***] of such [***] essentially the [***] as or [***] to that used for the [***] of the [***] of the [***] then [***] of such [***] under the conditions set forth in [***].

                        (iv) In the event that [***] at such time, in the [***] of the [***] the Parties shall in good faith amend [***] with respect to an amended [***] for such [***] so as to reflect the [***] of the Parties in the [***] provided that the amended [***] shall in no event be [***] set forth in the unamended [***].


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                                      15

                  (c) If Wyeth-Ayerst notifies Aviron that it does not desire that such [***] be included in the Collaboration hereunder, then Aviron will have no further obligation thereafter to Wyeth-Ayerst with respect to the [***] which was the subject of the Aviron's notice to Wyeth-Ayerst, and shall have the right to pursue the same outside of the Collaboration, either alone or with a Third Party.

        5.10 RESERVATION OF RIGHTS. Aviron hereby reserves all rights under the Aviron Patents and the Aviron Know-How, and all rights to the Product including without limitation all intellectual property and trademark rights relating thereto, not specifically granted to Wyeth-Ayerst hereunder, including without limitation all rights to the Product outside of the Field and outside of the Territory, subject to Sections 5.8 and 5.9, and the right to manufacture, or have manufactured, the Product in the Territory for use in the Territory outside of the Field and outside of the Territory inside or outside the Field, subject to the International Agreement.

        5.11 WYETH-AYERST PRIOR AGREEMENT WITH MICHIGAN.

                (a) PRIOR AGREEMENT. The Parties acknowledge (i) that Wyeth-Ayerst, prior to the Signing Date, had obtained certain rights to [***] pursuant to that certain [***] Agreement with Michigan (the "Prior Agreement"),
(ii) that on November 18, 1993, Wyeth-Ayerst terminated the Prior Agreement, and
(iii) that Wyeth-Ayerst retains no rights to [***] except as expressly granted herein, other than as may be granted to Wyeth-Ayerst by Michigan following termination of the Michigan Agreement.

                (b) WYETH-AYERST REPRESENTATIONS AND WARRANTIES. Wyeth-Ayerst hereby represents and warrants to Aviron that: (i) Wyeth-Ayerst [***]; and (ii) Wyeth-Ayerst is otherwise in compliance with all obligations arising under the Prior Agreement with respect to Wyeth-Ayerst's termination thereof, including without limitation those arising under Article 14 of the Prior Agreement.

        5.12 WYETH-AYERST COVENANT. During the term of this Agreement, Wyeth-Ayerst shall not promote, manufacture for commercial sale or use, sell, resell, or otherwise commercialize, nor shall Wyeth-Ayerst assist any Third Party or engage any Third Party to promote, manufacture for commercial sale or use, sell, resell, or otherwise commercialize, any live, cold-adapted influenza vaccine, other than the Product, [***] in any country within or outside of the Territory; provided that [***] shall have the burden of (a) [***] and (b) providing [***]. Aviron shall [***] under this provision only to the extent that such [***] prior to [***] of the [***] described in [***].

                                   ARTICLE 6

                               PRODUCT DEVELOPMENT

        6.1 CURRENT STATUS. Prior to the Effective Date, Aviron has (a) independently developed the Product for use in the Field, including conducting Phase III trials and data review; and (b) intends to file the PLA for use of the Product for immunization against influenza and its

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                                       16
associated complications in individuals 12 months to 64 years of age, [***], and for the prevention of [***] febrile illness associated with influenza.

        6.2 PRODUCT DEVELOPMENT. Commencing as of the Effective Date, and during the Co-Promotion Term of this Agreement, the Parties shall collaborate with respect to the clinical, commercial, regulatory and manufacturing development the Product in the Field and in the Territory in accordance with the Development Plan, and as directed by the JDC. Aviron (or its agents or contractors approved in advance by the JDC) shall be responsible for undertaking and implementing all clinical development activities with respect to the Product. Wyeth-Ayerst (or its agents or contractors approved in advance by the JDC) shall be responsible for undertaking and implementing all development activities assigned to it pursuant to the Development Plan. Each Party shall comply with all GLP, GCP and GMP in the development of the Product hereunder. Aviron shall have the right to undertake any development activities it deems necessary to develop the Product outside of the Field, at its own expense.

        6.3 DEVELOPMENT PLAN. The clinical development of the Product in the Territory shall be governed by a comprehensive development plan and budget ("the Development Plan"). The Development Plan shall contain a detailed and specific plan and budget for all clinical development proposed for the Product in the Territory during the Co-Promotion Term. Promptly after the Effective Date, the JDC shall complete the initial Development Plan, and submit it to the JCC for its review and approval. During the term of the Agreement, the JDC shall periodically update the Development Plan as necessary, including any necessary updates to the budget, subject to the approval of the JCC. In preparing and, if necessary, revising the budget, the JDC shall be responsive to the regulatory requirements to achieve approval of, or to support any approved, label claims.

        6.4 SHARING OF R&D EXPENSES. A preliminary budget of the projected R&D Expenses for the development activities to be conducted under the Development Plan following the Effective Date is set forth in Schedule 6.4 hereto. The Parties shall [***] all R&D Expenses expended in accordance with the Development Plan and budget, as follows: Following the first calendar quarter of 1999, and following each calendar quarter thereafter during the Co-Promotion Term, [***] R&D Expenses for such calendar quarter. Such invoices shall be paid within thirty (30) days of receipt.

        6.5 REGULATORY APPLICATIONS.

                (a) Aviron and its contractors will be responsible for preparing and filing and shall own all applications for Regulatory Approval of the Product in the Territory, including the PLA. Aviron or its contractor will file all such applications in its own name and shall be responsible for prosecuting such applications.

                (b) Aviron shall have the right to use all data and reports generated in the conduct of the Development Plan for the filing of applications for regulatory approval of the Product outside the Field and/or the Territory, without payment to Wyeth-Ayerst, and with the right to allow a Third Party licensee the right to so use such data and reports. However, where

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                                       17

Aviron wishes to allow a Third Party such right of use, the Parties shall in good faith agree upon a [***] to allow it to [***].

        6.6 SUPPLEMENTS. Prior to supplementing the Regulatory Approvals or filing additional and supplemental applications for Regulatory Approvals, Aviron shall provide such proposed supplemental application to the JDC [***]. The JDC shall notify Aviron within [***] days of its receipt of such application [***] such application. If the JDC [***] Aviron shall then be free to file such application. If the JDC [***] and if it [***] such supplemental application within [***] days of its receipt of such application, Aviron shall thereafter be free to file the originally proposed supplemental application.

        6.7 NOTIFICATION OF WYETH-AYERST AS DISTRIBUTOR. Aviron shall comply with all applicable FDA regulations and guidelines that require the identification of Wyeth-Ayerst as the distributor of the Product in the Territory, and shall take those actions that are necessary to update the Regulatory Approvals to reflect such fact.

        6.8 REGULATORY MEETINGS AND CORRESPONDENCE.

                (a) At least one (1) representative of each Party shall be given the opportunity to participate in any meetings or substantive discussions with the FDA or any other regulatory authority which relate to the Product in the Territory, including, but not limited to, any discussions regarding Product Promotional Materials. To the extent Aviron receives any communications from the FDA or such other regulatory authority relating to the Product in the Field in the Territory, Aviron shall notify Wyeth-Ayerst in a timely manner.

                (b) Subject to Sections 6.8(a) and (c) hereof, each Party shall promptly notify the other Party of, and provide such other Party with, a copy of any correspondence or other reports or complaints submitted to or received by the first Party from the FDA, any other regulatory authority, or other Third Party claiming that any Product Promotional Materials are inconsistent with the Product Labeling or are otherwise in violation of the FD&C Act or the PHS Act.

                (c) Notwithstanding anything herein to the contrary, Aviron or its agent shall have exclusive responsibility for correspondence and for any official communications with the FDA or any other regulatory authority regarding the Product in the Field in the Territory.

                (d) Aviron shall provide Wyeth-Ayerst with a copy of any documents or reports filed with the FDA or any other regulatory authority during the Co-Promotion Term under this Section 6.8 with respect to the Product in the Field in the Territory.

        6.9 RECORDS. Each Party shall keep complete, accurate and authentic accounts, notes, data and records, in good scientific manner, of all activities performed by it under the Development Plan.


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                                       18

                                   ARTICLE 7

                           CO-PROMOTION AND MARKETING

7.1 PRINCIPLES OF CO-PROMOTION. Wyeth-Ayerst shall have the exclusive right to commercialize the Product in the Field in the Territory during the Co-Promotion Term, subject to Aviron's right to Co-Promote the Product with Wyeth-Ayerst in the Territory during the Co-Promotion Term, as further detailed in the Commercialization Plan. Aviron and Wyeth-Ayerst shall each use Commercially Reasonable Efforts to Co-Promote and commercialize the Product in the Territory at all times during the Co-Promotion Term. As appropriate, [***] for the Product in various [***] and be [***] with respect to [***] for the Product, provided that [***] of the Product in the Territory.

        7.2 COMMERCIALIZATION PLAN.

                (a) The JCC shall develop and approve a rolling multi-year plan and budget for commercializing the Product (the "Commercialization Plan"). The Commercialization Plan shall include a comprehensive market development, marketing, sales, supply and distribution strategy, including an overall budget for anticipated marketing, promotion and sales efforts in the calendar year. The Commercialization Plan will specify which Target Populations and distribution channels each Party shall devote its Co-Promotion efforts towards, the personnel and other resources to be devoted by each Party to such efforts, the number and positioning of details to be performed by each Party, as well as market and sales forecasts and related operating expenses, for the Product in the Territory, and budgets for projected Commercialization Expenses and Sales and Marketing Expenses. In preparing the Commercialization Plan, the JCC will take into consideration factors such as market conditions, regulatory issues and competition. The Commercialization Plan will include the general strategy and operating guidelines for the commercialization of the Product.

                (b) It is the intention of the Parties that Aviron's sales and marketing organization shall concentrate on a specific market segment or segments, to be agreed upon by the JCC, and that Aviron's marketing efforts shall include the development of an electronic-based selling infrastructure to support sales of the Product. It is also the intention of the Parties that, assuming regulatory approval therefor, Wyeth-Ayerst shall focus its initial sales and marketing efforts of the Product to the healthy pediatric Target Population, giving the Product first detail position for the Flu Season in which occurs the Launch Date. Further, the Parties intend that, if the Product is approved in the Field in the Territory for the adult Target Population, then Wyeth-Ayerst shall provide (including hiring, if necessary) sufficient personnel in its sales and marketing organization to market and sell the Product to such adult Target Population.

                (c) The first Commercialization Plan shall be prepared and approved as promptly as possible after the Effective Date and shall thereafter be immediately in effect. Annually thereafter, the JCC shall update and amend the Commercialization Plan with such process as the JCC shall determine.


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                                       19

        7.3 SALES AND DISTRIBUTION; RECALLS. During the Co-Promotion Term, Wyeth-Ayerst shall be responsible for:

                (a) Booking sales and distribution of all of the Product hereunder and performance of related services. If Aviron receives any orders for the Product in the Territory during the Co-Promotion Term, it shall promptly refer such orders to Wyeth-Ayerst.

                (b) Handling and implementing all voluntary recalls and market withdrawals of the Product. Aviron will make available to Wyeth-Ayerst, upon request, all of Aviron's pertinent records which Wyeth-Ayerst may reasonably request to assist it in effecting any recall or market withdrawals. Any and all costs and expenses incurred by Wyeth-Ayerst in the conduct of any such recall or market withdrawal of the Product shall be [***] except that if such recall or market withdrawal: (i) was the result of the failure of [***] to comply with (1) its obligations under this Agreement, or (2) its obligations under the Supply Agreement, to the extent such obligations apply to [***] under this Agreement; or (ii) was [***] and [***] to be [***] then [***] of such recall or market withdrawal.

                (c) Handling all aspects of order processing, invoicing and collection, inventory and receivables; provided, however, that Aviron shall have the right to a copy (in electronic form), of all such ordering and invoicing information.

                (d) Providing customer support, including handling medical queries, and performing other functions consistent with consumer practice for vaccines and consistent with the Commercialization Plan.

        7.4 COMMERCIALIZATION EXPENSES. [***] shall be responsible for all Commercialization Expenses in such amounts as are set forth in the Commercialization Plan. [***] for any Commercialization Expenses incurred by [***] or its agents and Affiliates hereunder, as [***] within thirty (30) days of receiving such invoice commencing as early as the first quarter of 1999. The Parties anticipate that the Commercialization Expenses for 1999 shall be approximately [***] or more.

        7.5 COMMERCIALIZATION EXPENSE COMMITMENT. The Parties anticipate that [***] shall expend between [***] in Commercialization Expenses with respect to pre-Launch activities and post-Launch activities through the third anniversary of the Launch Date, except as otherwise determined by the JCC in light of market conditions at such time, taking into account such factors as market awareness and Finished Product supply levels. Such amounts may be [***]

        7.6 SALES AND MARKETING EXPENSES.

                (a) [***] shall be responsible for all of its own Sales and Marketing Expenses incurred hereunder in such amounts as are set forth in the Commercialization Plan.

                (b) [***] for its reasonable Sales and Marketing Expenses incurred hereunder as follows: [***] following the end of each calendar quarter for [***] during such calendar

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                                       20
quarter. At the time [***] due for each quarter, as set forth in Section [***] amount equal to [***] during such quarter, provided that [***] shall not be obligated [***] for more than [***] per Calendar Year under this subsection (b). All [***] under this subsection (b) shall be used exclusively for the establishment, maintenance and expansion of [***] marketing and sales infrastructure for the Co-Promotion of Product.

        7.7 [***] In the event that [***] (as defined [***] of the [***] shall have the right to [***] under Section [***] and its own [***] under the Commercialization Plan with the agreement of the JCC.

        7.8 PROMOTIONAL AND ADVERTISING MATERIALS.

                (a) Consistent with applicable law, the JCC shall have the right to approve any and all Product Promotional Materials, pursuant to mutually agreed upon procedures and timelines, which, to the extent practicable, shall be coordinated with both Wyeth-Ayerst's clearance procedures (i.e., Wyeth-Ayerst's Copy Clearance Committee) and Aviron's clearance procedures. The Parties shall establish a tracking system or utilize Wyeth-Ayerst's tracking system (if appropriate and mutually agreed), for Product Promotional Materials to ensure that all such Product Promotional Materials are accurately tracked and submitted to the FDA.

                (b) Aviron will file all Product Promotional Materials with the FDA.


                (c) All Product Promotional Materials used by either Party in the Co-Promotion of the Product in the Territory shall contain (i) the Primary Brand Trademark, and the Aviron corporate name and logo, and (ii) the Wyeth-Ayerst Trademarks, corporate name and logo, in positions of equivalent prominence and frequency, subject to Section 7.8(d) below, subject to applicable law.

                (d) Aviron shall own all right, title and interest in and to the Product Promotional Materials, including all copyrights appurtenant thereto, except for any Trademarks owned by Wyeth-Ayerst that are used by Wyeth-Ayerst prior to or during the Co-Promotion Term in connection with products other than the Product, which shall remain the property of Wyeth-Ayerst. Aviron hereby grants to Wyeth-Ayerst the right, during the Co-Promotion Term, to use all Product Promotional Materials in connection with its Co-Promotion of the Product.

        7.9 VOLUNTARY PRODUCT RECALLS. If either Party believes that a voluntary recall or market withdrawal of the Product is necessary, such Party shall notify the other Party within forty-eight (48) hours of its determination and both Parties shall cooperate to allow such recall or market withdrawal to occur under the direction of Wyeth-Ayerst (as set forth in Section 7.3(b)). In the event of a dispute about whether to recall a Product, Wyeth-Ayerst shall, after consultation with Aviron, have the final authority with respect to such matters, which authority shall be exercised reasonably and in good faith and subject to
Section 7.3(b).

        7.10 REGULATORY OBLIGATIONS. Aviron shall be solely responsible for all activities in connection with the Regulatory Approvals for the Product in the Territory, including without limitation communicating and preparing and filing all reports (including without limitation


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                                       21
adverse drug experience reports) with the FDA. Wyeth-Ayerst agrees to cooperate with Aviron as requested in preparing and filing all such reports. Each Party agrees to comply with the provisions of Section 17.3 hereof. [***] with obtaining and maintaining the Regulatory Approvals including, without limitation, any [***] which must be [***] used in the [***] Product by or on behalf of [***] provided that [***] shall be solely responsible for, and shall [***] obtaining and maintaining any [***] used in the [***] Product by or on behalf of [***]

        7.11 CO-PROMOTION RESPONSIBILITIES. During the Co-Promotion Term, each Party shall, as part of its duties hereunder, have responsibility for performing the following activities:

                (a) Aviron and Wyeth-Ayerst shall each supervise, train and maintain such competent and qualified sales representatives as may be required to Promote and detail the Product as provided in the Commercialization Plan, such training to include a reasonable proficiency examination for all sales representatives who will be engaged in detailing.

                (b) Each Party shall in all material respects conform its practices and procedures relating to the marketing, detailing and Co-Promotion of the Product in the Territory to all applicable laws, regulations and guidelines, including the FD&C Act, the Prescription Drug Marketing Act, the Federal Health Care Programs Anti-Kickback Law, 42 U.S.C. 1320a-7b(b), the Pharmaceutical Research and Manufacturers of America ("PhRMA") Code of Pharmaceutical Marketing Practices (the "PhRMA Code") and the American Medical Association ("AMA") Guidelines on Gifts to Physicians from Industry (the "AMA Guidelines"), as the same may be amended from time to time, and shall promptly notify the other Party of and provide the other Party with a copy of any correspondence or other reports with respect to the marketing, detailing and Co-Promotion of the Product submitted to or received from the U.S. Department of Health and Human Services or its components (including the FDA and the Office of the Inspector General), PhRMA or the AMA relating to such laws, regulations and guidelines.

                (c) Each Party shall in all material respects conform its practices and procedures relating to educating the medical community in the United States with respect to the Product to the Accreditation Council for Continuing Medical Education ("ACCME") Standards for Commercial Support of Continuing Medical Education (the "ACCME Standards") and any applicable FDA regulations or guidelines, as the same may be amended from time to time, and promptly notify the other Party of and provide the other Party with a copy of any correspondence or other reports submitted to or received from the ACCME with respect to the Product relating to the ACCME Standards or such FDA regulations.

                (d) On or before the forty-fifth (45th) day of each calendar quarter, commencing with the second calendar quarter after the Launch Date, each Party shall furnish to the other Party a summary of information coming to such Party's attention in the Territory concerning introductions and promotional activities of products competitive with the Product, and of any serious complaints regarding the Product (other than those described in Section 17.2), it being understood that there is no obligation on either Party to solicit such information.


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[***] = CONFIDENTIAL TREATMENT REQUESTED.

                (e) Each Party shall provide the other Party with copies of any communications, including communications sent electronically or by voice mail, disseminated by such Party generally to its sales representatives Co-Promoting the Product in the Territory relating to marketing strategy for the Product or the terms or subject matter of this Agreement.

                (f) In connection with the Co-Promotion and detailing of the Product hereunder, Wyeth-Ayerst and Aviron shall each make no statement, representation or warranty, oral or written, to Third Parties, concerning the Product for any approved indication for the Product inconsistent with, or contrary to, the Product Labeling or Product Promotional Materials.

                (g) If applicable, and if product sampling is approved by the JCC, Wyeth-Ayerst and Aviron each shall in all material respects conform its practices and procedures relating to sampling in the Territory to sampling practices and procedures in compliance with the Prescription Drug Marketing Act of 1987, as the same may be amended from time to time.

                (h) Each Party shall give prompt written notice to the other Party of the date on which its sales representatives commence Co-Promoting the Product in the Territory.

                (i) The target and minimum number of details to be conducted by Wyeth-Ayerst hereunder, and set forth in the Commercialization Plan, are subject to a downward adjustment as agreed from time to time by the JCC to reflect (1) any allocation of details by the JCC to an Aviron sales force, or (2) the impact of FDA imposed suspension of details, withdrawal of Product Promotional Materials, or similar FDA action.

                                   ARTICLE 8

                             MANUFACTURE AND SUPPLY

        8.1 SUPPLY OF [***] During the Co-Promotion Term, Aviron shall manufacture and supply, or have manufactured and supplied, Finished Product [***] to Wyeth-Ayerst for sale in the Field in the Territory hereunder. The terms of such manufacture and supply shall be governed by the Supply Agreement.

        8.2 SUPPLY OF [***] During the Co-Promotion Term, [***] to manufacture and supply [***] as set forth in the Supply Agreement. Aviron shall (a) manufacture and supply, or have manufactured, or supplied, [***] for the [***],
(b) manufacture and supply, or have manufactured and supplied [***] and (c) [***] Finished Product [***] all as set forth in the Supply Agreement.

        8.3 SUPPLY GOAL PAYMENTS. Wyeth-Ayerst shall pay the following amounts to Aviron within fifteen (15) days of receiving written notice that Aviron has supplied the indicated quantity of Finished Product [***] to Wyeth-Ayerst during the Flu Season specified below:

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[***] = CONFIDENTIAL TREATMENT REQUESTED.



                   YEAR                      QUANTITY SUPPLIED                       AMOUNT
----------------------------------           ----------------                       -------
2nd Flu Season of Co-Promotion Term          Lesser of [***]                          [***]

3rd Flu Season                               Lesser of [***]                          [***]

                                   ARTICLE 9

                                TRADEMARK MATTERS

        9.1 LICENSES.

                (a) In order to enable each Party to perform its obligations hereunder, each Party hereby grants to the other Party a non-assignable, non-sublicenseable, non-exclusive, royalty-free right and license to use Aviron's Trademarks and Wyeth-Ayerst's Trademarks, as applicable, in the Territory solely in connection with the Product Promotional Materials and Product Labeling during the Co-Promotion Term. Such license shall expire immediately upon the earlier of (i) termination or cancellation of this Agreement, or (ii) expiration of Co-Promotion Term; provided, however, that each Party to the extent applicable hereunder shall thereafter have a reasonable period, not to exceed [***] months following such termination or cancellation, within which to use the existing inventory of Product Promotional Materials and Product Labeling containing any Trademarks of the other Party, consistent with
Section 19.6(b) in the case of Wyeth-Ayerst; and provided further, that upon such termination or cancellation, Aviron shall thereafter be relieved of its obligations to display the Wyeth-Ayerst Trademarks on Product Promotional Materials and Product Labeling printed following such termination or cancellation.

        9.2 VALIDITY OF TRADEMARKS. Each Party acknowledges the validity of the other Party's right, title and interest in and to its Trademarks and shall not have, assert or acquire any right, title or interest in or to any of such other Party's Trademarks, except as otherwise explicitly provided in this Agreement.

        9.3 FORM OF USE. Each Party shall use those Trademarks owned by the other Party only in the forms approved in writing by the other Party, and shall include where appropriate the designations (R) or (TM) and a statement that the Trademark is the trademark of the other Party, and other proprietary notices as are reasonably required by the other Party from time to time. The JCC shall approve all Product Promotional Materials and Product Labeling, including without limitation the use of each Party's Trademarks therein. Each Party shall permit one (1) or more authorized representatives of the other Party, on reasonable prior notice, at reasonable intervals, during normal business hours and subject to normal safety and security procedures, to inspect and examine from time to time, Product Promotional Materials and Product Labeling and the records of such Party that are related to use of the other Party's Trademarks, or to use of Product Promotional Materials or Product Labeling.

        9.4 NO CONTEST. Wyeth-Ayerst agrees that it will not contest, oppose or challenge Aviron's ownership of the Primary Brand Trademark. In particular, Wyeth-Ayerst will not register or attempt to register, or maintain registration of, the Primary Brand Trademark in any


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[***]=CONFIDENTIAL TREATMENT REQUESTED.

jurisdiction nor oppose Aviron's registration of the Primary Brand Trademark, alone or with other words or designs, in any jurisdiction. If Wyeth-Ayerst uses, registers, applies to register, or maintains registration of, a licensed mark that violates its obligations under this Section 9.4, Wyeth-Ayerst agrees, at Aviron's request, to abandon the use of any such mark and any application or registration for such mark.

        9.5 CONFUSINGLY SIMILAR AND/OR COMBINATION MARKS. Each Party agrees not to adopt or use any other trademarks, words, symbols, letters, designs or marks
(a) in combination with the other Party's Trademarks in a manner which would create combination marks, or (b) that would be confusingly similar to the Primary Brand Trademark, provided that Wyeth-Ayerst may use the Primary Brand Trademark with other marks or names if such other marks or names are sufficiently distinctive to avoid the consumer impression that such other marks or their owners are associated with Aviron.

        9.6 REGISTRATION COSTS. Aviron shall be responsible for the payment of any and all costs relating to registration of the Primary Brand Trademark in the Territory.

        9.7 INFRINGEMENT.

                (a) Each Party shall give the other Party notice of any infringement or threatened infringement of any of such other Party's Trademarks used in connection with the Product. Each Party shall determine in its sole discretion what action, if any, to take in response to the infringement or threatened infringement of that Party's Trademark, other than the Primary Brand Trademark, which shall be subject to subsection (b) below. In the event that one Party chooses to take enforcement action in response to the infringement or threatened infringement of its Trademark, the other Party shall reasonably cooperate in such enforcement; provided, however, the enforcing Party shall reimburse the other Party for reasonable expenses incurred by the other Party that are related to such enforcement.

                (b) As to the Primary Brand Trademark only, Aviron shall have the initial right to institute legal proceedings against such Third Party, which proceedings shall be at [***] Wyeth-Ayerst shall reasonably coordinate with Aviron in the prosecution of such proceedings. Should Aviron elect not to institute proceedings against such Third Party within [***] following a notice thereof in response to the infringement or threatened infringement of the Primary Brand Trademark, Wyeth-Ayerst shall then be entitled to institute proceedings in its own name [***]. Aviron shall reasonably cooperate with Wyeth-Ayerst in the prosecution of such proceedings.

                (c) The Parties shall cooperate in good faith with respect to all Trademark enforcement actions hereunder, and each Party shall notify the other Party promptly of all substantive developments with respect to such Trademark enforcement actions, including, but not limited to, all material filings, court papers and other related documents. Each Party shall consider the timely given, reasonable comments and advice of the other Party with respect to the strategy employed and submissions made relative to any Trademark enforcement actions. [***] any damages or other monetary relief obtained in connection therewith.




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                                       25

        9.8 TRADE DRESS, LOGOS, AND THE LIKE. The JCC shall approve all trade dress, logos, slogans, designs and copyrights used on and in connection with the Product in the Territory. Aviron shall be the sole owner of all trade dress, logos, slogans, designs and copyrights specifically developed for or used on or in connection with the Product.

                                   ARTICLE 10

                               MICHIGAN AGREEMENT

        10.1 SUBLICENSE LIMITATION. Wyeth-Ayerst acknowledges the existence of Aviron's license under the Michigan Agreement, and acknowledges and agrees that Aviron may only grant to Wyeth-Ayerst such rights as Aviron is permitted to grant pursuant to the Michigan Agreement.

        10.2 WYETH-AYERST OBLIGATIONS. Wyeth-Ayerst accepts that the following provisions of the Michigan Agreement are hereby incorporated by reference and shall be binding upon Wyeth-Ayerst as a "sublicensee" under the Michigan Agreement (as defined in Section 2.6 of the Michigan Agreement), unless otherwise agreed by Michigan in writing:

                (a) Section 3.5 (U.S. government "march-in" rights);

                (b) [***] (obligations and restrictions relating to [***] (as defined in Section [***] of the Michigan Agreement), products and their ownership and use);

                (c) Section 6.2 (duties of use of a nomenclature system);

                (d) Section 6.3 (duties to keep records and rights of inspection);

                (e) Section 8.5 (preference for U.S. manufacturers);

                (f) Article 9 (obligations regarding the periodic reporting, disclosure and grant of rights to certain intellectual property);

                (g) Section 13.4 (duties to avoid improper representations or responsibilities);

                (h) Article 14 (obligations to defend, hold harmless and indemnify Michigan);

                (i) Section 14.3 (obligations to retain insurance), as further specified in Section 10.7 of this Agreement;

                (j) Section 15.2 (survival of certain obligations);

                (k) Section 15.5 (obligations relating to the return and non-use of [***] and certain intellectual property and prohibition on the manufacture of products after termination of the Michigan Agreement);




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                                      26

                (l) Section 15.6 (duties to provide rights to Michigan to certain intellectual property upon termination of the Michigan Agreement);

                (m) Articles 16 and 17 (duties relating to confidential information and to pre-publication disclosure);

                (n) Article 20 (duties to control export); and

                (o) Article 22 (duty to restrict use of Michigan's name).

        10.3 USE OF AVIRON PRODUCT MATERIALS. Wyeth-Ayerst acknowledges and agrees that the Aviron Product Materials are proprietary and confidential materials of Aviron and Michigan, and that access to the Aviron Product Materials shall be limited to those of its employees reasonably requiring such access for the purposes set forth in this Agreement, who further will be required, in writing, to treat the Aviron Product Materials as confidential. In addition, Wyeth-Ayerst agrees that in the event that [***] other than the Aviron Product Materials come into its possession, it shall promptly notify Aviron in writing; provided, however, that although it is not the Parties' intent as of the Signing Date that [***] under this Agreement, in the event that [***] Wyeth-Ayerst agrees [***] and shall not [***] upon expiration or termination of this Agreement, except to the extent [***] pursuant to Section [***]

        10.4 WARRANTY DISCLAIMER. Wyeth-Ayerst acknowledges Michigan's warranty disclaimer and limitation of liability contained in the Michigan Agreement, and will make no statements, representations or warranties inconsistent with such warranty disclaimer or limitation of liability.

        10.5 SUBLICENSE TERMINATION. The sublicense granted to Wyeth-Ayerst by Aviron under the Michigan Agreement pursuant to Section 5.1(b) (the "Michigan Sublicense") shall terminate upon the earlier of (i) termination of the Michigan Agreement, unless [***] in writing by [***] or (ii) termination or expiration of the Co-Promotion Term. In the event that the Michigan Sublicense is [***] is required to [***] and the [***] under this Agreement, [***] shall not [***] under this Agreement, [***] prior to such [***] the Michigan Sublicense.

        10.6 INSURANCE. Prior to any distribution of Aviron Product by Wyeth-Ayerst in the Territory, Wyeth-Ayerst shall obtain and maintain in effect a product liability insurance policy providing reasonable coverage for all claims with respect to such distribution, or, if permitted by Michigan, a program of self-insurance. Wyeth-Ayerst shall furnish Aviron with a certificate of currency of such insurance upon request, or, if Wyeth-Ayerst is permitted to self-insure, Wyeth-Ayerst shall furnish Aviron with appropriate documentation of such self-insurance as mutually agreed upon by the Parties.

        10.7 COOPERATION. The Parties agree to cooperate reasonably with each other in assisting each Party to comply with its obligations under the Michigan Agreement as it pertains to such Party's performance of its rights and obligations under this Agreement.




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                                       27

        10.8 SUBLICENSES. If Wyeth-Ayerst grants any sublicenses to the extent permitted hereunder, this Article 10 shall be incorporated mutatis mutandis into such sublicense agreement.

                                   ARTICLE 11

                                    PAYMENTS

        11.1 LICENSE FEE. In consideration for the rights granted under this Agreement, Wyeth-Ayerst shall pay to Aviron a license fee of five million dollars ($5,000,000), which shall be due and payable upon the Effective Date. Such payment shall be noncreditable and nonrefundable, and shall be borne solely by Wyeth-Ayerst.

        11.2 OTHER PAYMENTS.

                (a) Wyeth-Ayerst shall pay Aviron the following payments within fifteen (15) business days after Aviron provides written notice, with supporting documentation, to Wyeth-Ayerst of the achievement of the relevant development and/or commercialization event for the Product in the Territory (each, an "Event"), subject to subsection (b) below:

                                               EVENT                                 PAYMENT
                    ------------------------------------------------------------     -------
        (i)         FDA's acceptance for filing of the PLA pursuant to Section     $10,000,000
                    351 of the Public Service Act and Part 601 of Title 21,
                    Code of Federal Regulations

        (ii)        FDA approval of Product for use in the Field for the first     $15,000,000
                    Target Population

        (iii)       Determination by the American Academy of Pediatrics/              [***]
                    Redbook Committee allowing for use of the Product in any
                    pediatric Target Population

        (iv)        FDA approval of Product for use in the Field for the second       [***]
                    Target Population

        (v)         Determination by the Advisory Committee on Immunization           [***]
                    Practices allowing for use of the Product in the adult
                    or elderly Target Populations

        (vi)        American College of Physicians or American Academy of             [***]
                    Family Physicians recommendation for use of the Product in the Field in any Target Population

        (vii)       FDA approval of Product for use in the Field in third             [***]
                    Target Population

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                                       28


                                               EVENT                                 PAYMENT
                    ------------------------------------------------------------     -------

        (viii)  FDA approval of labeling claims supporting the use of the             [***]
                Product for the reduction or prevention of influenza-related otitis media infection

        (ix)    FDA approval of PLA for the [***]                                     [***]

        All payments made pursuant to this Section 11.2 shall be noncreditable and nonrefundable, and shall be borne solely by Wyeth-Ayerst.

                (b) The total sum paid for both Event (iv) and Event (vii) hereunder shall in no case exceed [***]. No payment shall be due for the occurrence of Event (iv) prior to the second anniversary of the occurrence of Event (ii), whereupon the payment for Event (iv) shall be made as follows:

                        (i) If, as of the second anniversary of the occurrence of Event (ii), both Event (iv) and Event (vii) have occurred, then no payment shall be due thereafter for the occurrence of Event (iv).

                        (ii) If, as of the second anniversary of the occurrence of Event (ii), Event (iv) has occurred and Event (vii) has not occurred, then the payment for the occurrence of Event (iv) shall be due in full within fifteen
(15) days of the second anniversary of the occurrence of Event (ii), and payment for the occurrence of Event (vii), if and when it occurs, shall be in the amount of [***] payable within fifteen (15) days of notification of such occurrence by Aviron as set forth in subsection (a).

                        (iii) If, as of the second anniversary of the occurrence of Event (ii), neither Event (iv) nor Event (vii) has occurred, then the amount set forth in subsection (a)(iv) above for the occurrence of Event (iv), if and when it occurs, shall be due and payable in full within fifteen (15) days of notification by Aviron of such occurrence by Aviron as set forth in subsection
(a). Payment for the occurrence of Event (vii), if and when it occurs shall be in the amount of [***] payable in full within fifteen (15) days of notification by Aviron of such occurrence as set forth in subsection (a) above.

        (c) With respect to Event (vi), Aviron shall use Commercially Reasonable Efforts to obtain a recommendation from both the American College of Physicians and the American Academy of Family Physicians.


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                                       29

                                   ARTICLE 12

                                    ROYALTIES

        12.1 ROYALTY RATES DURING CO-PROMOTION TERM.

                (a) SALES PRIOR TO END OF 2000-2001 FLU SEASON. Wyeth-Ayerst shall pay to Aviron a royalty of [***] of all Net Sales of the Product in the Territory occurring prior to the end of the 2000-2001 Flu Season.

                (b) SALES DURING 2001-2002 FLU SEASON AND THEREAFTER. With respect to Net Sales occurring during the 2001-2002 Flu Season and thereafter, Wyeth-Ayerst shall pay royalties to Aviron on Annual Net Sales of all aggregated Products in the Territory at the following marginal rates:

               For Annual Net Sales up to [***]                      [***]

               For the portion of Annual Net Sales                   [***]
               in excess of [***]
               and not exceeding [***]

               For the portion of Annual Net Sales                   [***]
               in excess of [***]
               and not exceeding [***]

               For the portion of Annual                             [***]
               Net Sales in excess
               of [***]

        If any [***] in the Territory pursuant to Section [***] during the Co-Promotion Term, then the marginal royalty rate(s) to be paid upon Annual Net Sales of the Product shall be calculated as though the Annual Net Sales comprised [***] the actual Annual Net Sales of the Product [***] in the Territory, provided that no royalty shall be paid pursuant to this Section 12.1 on any [***]. Solely for purposes of example, if for a given Calendar Year the Annual Net Sales of the Product are [***] then the royalties due to Aviron hereunder for such Calendar Year shall be [***].

                (c) DURATION OF ROYALTY PAYMENTS. All royalties shall accrue from the Launch Date until the end of the Co-Promotion Term, unless this Agreement is terminated earlier pursuant to Article 19.

                (d) THIRD PARTY ROYALTIES.

                        (i) [***] any royalty owed to any Third Party based on Net Sales of Product, as "Product" is defined as of the Effective Date (the
"Base Product") in the Territory during the Co-Promotion Term, subject to subsection (ii) below.


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                                       30

                        (ii) If (1[***] under Section [***] or (2) the JDC determines that a change should be made to the Base Product [***] in order to improve its formulation, performance, delivery or any other aspect of such Base Product (an "Improvement"), and in either case a royalty is owed thereafter to any Third Party based on Net Sales of the Product in the Territory which would not be owed on Net Sales of the Base Product before [***] such Improvement to the Base Product, as applicable, then [***] of such Third Party royalty [***] within thirty (30) days of invoice.

        12.2 ROYALTY REPORTS AND PAYMENTS. Within thirty (30) days after the first day of January, April, July and October of each year during the Co-Promotion Term, Wyeth-Ayerst shall deliver to Aviron a true and accurate report of Net Sales of Product sold by Wyeth-Ayerst, it Affiliates, and sublicensees in the Territory during the preceding three (3) month period in the Territory, accompanied by all royalties due under Section 12.1 and all payments due to Aviron under Section 7.6 for the period covered by such report. Such report shall also include the information necessary for Aviron to calculate "Net Sales."

        12.3 PAYMENTS. Any payments due under this Agreement shall be made in U.
S. dollars by wire transfer to a bank account designated by Aviron.

        12.4 [***].

                (a) For the Calendar Year following the end of the Calendar Year in which the [***] pursuant to Section [***] and for the subsequent [***] Calendar Years, [***] based upon [***] accruing during the [***] at the following rates:


                    [***]                                      [***]

                    [***]                                      [***]

                    [***]                                      [***]


                (b) Such [***] shall be made in quarterly installments during each relevant Calendar Year, each quarterly installment to be paid on January 31, March 31, June 30 or September 30 of such Calendar Year, as applicable. Solely for purposes of example, if the [***] an amount equal to [***] in quarterly installments beginning on [***] an amount equal to [***] in quarterly installments beginning on [***] and an amount equal to [***] in quarterly installments beginning on [***].

                (c) Notwithstanding the foregoing, in the event that [***] breaches the provisions of Section [***] hereof, as demonstrated by [***] as set forth in Section [***] shall not be obligated to [***] under this Section 12.4, in addition to any other remedy available to [***] at law or equity.

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                                       31

                                   ARTICLE 13

                                 LINE OF CREDIT

13.1 CREDIT FACILITY. Wyeth-Ayerst shall extend a committed line of credit to Aviron, pursuant to the terms and subject to the conditions of that certain credit agreement executed by and between the Parties as of the Signing Date (the "Credit Agreement").

13.2 SECURITY INTEREST. Obligations under the Credit Facility shall be secured by a [***] security interest [***] in Aviron's personal property assets, except for (i) leasehold improvements to Aviron's manufacturing facility and proceeds thereof which are contemplated to secure the financing for such manufacturing facility and (ii) Aviron's intellectual property assets. Subject to the [***] the obligations of Aviron under the Credit Facility shall be [***] up to a maximum aggregate amount of [***]

                                   ARTICLE 14

                                 CONFIDENTIALITY

        14.1 CONFIDENTIAL INFORMATION. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that the receiving Party shall keep confidential, and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement, any Information and other information and materials (including without limitation the Aviron Product Materials) furnished to it by the other Party pursuant to this Agreement or any Information developed during the course of the collaboration hereunder, or any provisions of this Agreement that are the subject of an effective order of the Securities Exchange Commission (the "SEC") granting confidential treatment pursuant to the Securities Act of 1934, as amended (collectively, "Confidential Information"), except to the extent that it can be established by the receiving Party that such Confidential Information:

                (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

                (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

                (c) became generally available to the public or otherwise part of the public domain after its disclosure to the receiving Party, and other than through any act or omission of the receiving Party in breach of this Agreement;

                (d) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or

                (e) was independently developed by employees of the receiving Party who had no knowledge of or access to the Confidential Information of the other Party.



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        For Confidential Information other than the Aviron Product Materials and information relating to the Aviron Product Materials or the manufacture of the Product, the non-disclosure obligations under this Section 14.1 shall terminate upon the later of: (i) [***] years following the expiration or termination of this Agreement, or (ii) [***] years from the Effective Date.

        14.2 AUTHORIZED DISCLOSURE.

                (a) Each Party may disclose Confidential Information hereunder to the extent such disclosure is allowed under Section 6.5, or is reasonably necessary in sublicensing its rights, to the extent permitted under this Agreement, or in prosecuting or defending litigation, or in complying with applicable governmental regulations, provided, however, that if a Party is required by law or regulation to make any such disclosures of the other Party's Confidential Information it will, except where impracticable for necessary disclosures (for example in the event of medical emergency) give reasonable advance notice to the other Party of such disclosure requirement (e.g., filings with the SEC and stock markets) and, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed, unless in the judgement of such disclosing Party's legal counsel such Confidential Information is legally required to be fully disclosed.

                (b) In addition, and with prior notice to the other Party of each Third Party with whom a confidential disclosure agreement is being entered into, each Party shall be entitled to disclose, under a binder of confidentiality containing provisions at least as protective as those of this
Article 14, Confidential Information to any Third Party for the purpose of carrying out the purposes of this Agreement. Nothing in this Article 14 shall restrict any Party from using for any purpose in accordance with this Agreement any Confidential Information independently developed by it during the course of the Collaboration hereunder, or from using Confidential Information that is specifically derived from pre-clinical or clinical trials to carry out marketing, sales or professional services support functions as is customary in the pharmaceutical industry.

        14.3 PUBLICITY. The Parties agree that the public announcement of the execution of this Agreement shall be substantially in the form of the press release to be mutually agreed to by the Parties. Any other publication, news release or other public announcement relating to this Agreement or to the performance hereunder, shall first be reviewed and approved by both Parties, which approval shall not be unreasonably withheld; provided, however, that any disclosure which is required by law as advised by the disclosing Party's counsel may be made without the prior consent of the other Party, although the other Party shall be given prompt notice of any such legally required disclosure and to the extent practicable shall provide the other Party an opportunity to comment on the proposed disclosure. In this regard, the Parties recognize that Aviron is a publicly-held biotechnology company, that the Product is Aviron's first potential product and that Aviron will need to provide information regarding the status of the Product to the investment community from time to time, subject to the procedures set forth in the preceding sentence. The Parties acknowledge that Aviron will be obligated to file a copy of this Agreement with the U.S. Securities and Exchange Commission. Aviron will submit a copy of its proposed filing to Wyeth-Ayerst for its input and comment and will redact, if permissible



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by law or regulation, or will otherwise make reasonable efforts to obtain confidential treatment of, Wyeth-Ayerst's Confidential Information contained therein.

                                   ARTICLE 15

              OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS

        15.1 OWNERSHIP.

                (a) PARTY'S INTELLECTUAL PROPERTY. Aviron shall solely own all right, title and interest in the Aviron Know-How and Aviron Patents.
Wyeth-Ayerst shall solely own all right, title and interest in the Wyeth-Ayerst Know-How and the Wyeth-Ayerst Patents.

                (b) INVENTIONS AND INFORMATION ARISING DURING AGREEMENT. Aviron shall own all Inventions and Information discovered, generated, conceived or reduced to practice solely by one or more employees or consultants of Aviron during the term of and pursuant to the Agreement (the "Aviron Results"); and Wyeth-Ayerst shall own all Inventions discovered, generated, conceived, or reduced to practice solely by one or more employees or consultants of Wyeth-Ayerst during the term of and pursuant to the Agreement (the "Wyeth-Ayerst Results"). All Joint Technology shall be owned jointly by Aviron and Wyeth-Ayerst. Except as otherwise expressly provided in the Agreement, Aviron shall own all intellectual property, including Patents, covering the Aviron Results; Wyeth-Ayerst shall own all intellectual property, including Patents, covering the Wyeth-Ayerst Results; and the Parties shall jointly own all intellectual property covering the Joint Technology. All Joint Technology shall be subject to the licenses set forth in Section 5.1 and 5.2 during the term of this Agreement.

                (c) CONSULTANTS. Each Party shall take reasonable steps to ensure that its consultants are obligated to assign their rights in any Inventions or Information relating to the Product to the appropriate Party, or jointly to the Parties in accordance with subsection (b) above.

        15.2 PATENT PROSECUTION.

                (a) PARTY'S PATENTS. Aviron shall have the sole right, but not the obligation, to file applications for, prosecute and maintain the Aviron Patents. Wyeth-Ayerst shall have the sole right, but not the obligation, to file applications for, prosecute and maintain the Wyeth-Ayerst Patents. Neither Party shall be obligated to disclose to the other Party any prosecution information relating to the Aviron Patents, in the case of Aviron, and the Wyeth-Ayerst Patents in the case of Wyeth-Ayerst.

                (b) JOINT PATENTS. Aviron shall have the right to file applications for, and to determine which countries in which to file, prosecute and maintain any Joint Patents, worldwide, in the name of Aviron and Wyeth-Ayerst. Aviron will provide Wyeth-Ayerst with the opportunity to review and comment upon any material document pertaining to a Joint Patent that is to be filed with the patent office(s) in each filing jurisdiction reasonably in advance of the filing date of such document. The Parties shall equally share all expenses related to the filing, prosecution and maintenance of the Joint Patents, and Wyeth-Ayerst shall pay all invoices for such amounts within thirty
(30) days of receipt of such invoice. At any time, Wyeth-Ayerst may give Aviron written notice that it will no longer share expenses related to any particular Joint Patents, whereupon Wyeth-Ayerst shall promptly assign its ownership interest in such Joint Patent to Aviron and Aviron's obligations under this Section 15.2(b) shall terminate. In the event of a disagreement between Aviron and Wyeth-Ayerst with respect to whether or in which countries to file a Joint Patent application, or the manner in which such application is prosecuted, or whether to abandon such application, Aviron shall consider in good faith all comments and issues raised by Wyeth-Ayerst, but shall have the final authority to make any such decisions. In the event Aviron determines not to file a specific Joint Patent application in a given jurisdiction, or to abandon such an application or any Joint Patent, it will notify Wyeth-Ayerst in writing, whereupon Wyeth-Ayerst shall have the right to pursue such application or maintain such Joint Patent, at its own expense, and Aviron shall promptly assign its ownership interest therein to Wyeth-Ayerst.

                (c) [***]. Wyeth-Ayerst agrees that, within sixty (60) days following the Effective Date, it shall [***] provided that such [***] shall only be [***] with respect to [***] all rights to [***] and nothing in this subsection (c) shall [***]. Other than with respect to [***] Wyeth-Ayerst reserves all rights to [***] and nothing in this subsection (c) shall [***].

        15.3 ENFORCEMENT RIGHTS.

                (a) NOTIFICATION OF INFRINGEMENT. If either Party learns of any misappropriation of any Aviron Product Materials or Information (the "Product Rights"), or any infringement or threatened infringement by a Third Party of the Aviron Patents or Joint Patents, in each case, in the Field and in the Territory, such Party shall promptly notify the other Party and shall provide such other Party with all available evidence of such misappropriation or infringement.

                (b) ENFORCEMENT OF PATENTS AND PRODUCT RIGHTS IN THE TERRITORY. Aviron shall have the right, but not the obligation, to institute, prosecute and control at its own expense any action or proceeding with respect to infringement of any Aviron Patents or Joint Patents or any misappropriation of the Product Rights in the Field and in the Territory, by counsel of its own choice. Wyeth-Ayerst shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. Subject to the rights of Michigan, if Aviron fails to bring an action or proceeding or otherwise take appropriate action in Aviron's discretion to abate such infringement or misappropriation in the Field and in the Territory within a period of ninety (90) days of notice by Wyeth-Ayerst to Aviron requesting such action, Wyeth-Ayerst will have the right, but not the obligation, to bring and control any such infringement or misappropriation action or proceeding relating to the Aviron Patents or the Products Rights by counsel of its own choice. Aviron will cooperate with Wyeth-Ayerst in any such action or proceeding brought by Wyeth-Ayerst against a Third Party, and shall have the right to consult with Wyeth-Ayerst and to participate in and be represented by independent counsel in such litigation at its own expense. If one Party brings any such action or proceeding under this
Section 15.3(b), the other Party agrees to be joined as a party plaintiff to the extent necessary to prosecute the action or proceeding and to give the first Party reasonable assistance and authority to file and prosecute the suit. Any amounts recovered by either Party pursuant to this subsection (b) shall first be used to reimburse


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

the Parties for any legal expenses incurred pursuant to such enforcement, and any remaining amounts shall be paid [***] to the enforcing Party and [***] to the non-enforcing Party.

                (c) SETTLEMENT WITH A THIRD PARTY. The Party that controls the prosecution of a given action under this Section 15.3 shall also have the right to control settlement of such action; provided, however, that no settlement shall be entered into with respect to a Joint Patent without the written consent of the other Party, such consent not to be unreasonably withheld.

        15.4 DEFENSE AND SETTLEMENT OF THIRD PARTY CLAIMS.

                (a) DEFENSE.

                        (i) If a Third Party asserts that a patent, trade secret, or other intangible right owned by it is infringed or misappropriated by the manufacture, use, sale, or offer for sale of the Product in the Territory, the JCC shall establish a plan for a common defense and select the Party responsible for managing such common defense plan, subject to subsection (ii) below. The costs of any such defense to such action incurred by one or both of the Parties at the direction of the JCC (including the costs of any judgment, award, decree or settlement) will be [***] subject to the provisions of Section [***]

                        (ii) If such Third Party asserts that a patent, trade secret, or other intangible right owned by it is infringed or misappropriated by the manufacture, use, sale, or offer for sale of the Base Product (as defined in Section 12.1(d)) or the Product [***] in the Territory, then Aviron shall have the right to control the defense to such action. Wyeth-Ayerst shall have the right to participate in such defense with its own counsel at its own cost and expense.

                (b) SETTLEMENT WITH A THIRD PARTY. The entity that controls the defense of a given claim under Subsection (a) with respect to the Product shall also have the right to control settlement of such claim; provided, however, that no settlement shall be entered into without the written consent of the other Party. If there is no agreement between the Parties as to any proposed settlement, then the dispute shall be decided by the JCC, and, if the JCC is unable to decide the dispute, the matter will be resolved pursuant to Article 20.

        15.5 ASSIGNMENT OF JOINT PATENTS. Neither Party may assign its rights under any Joint Patent to a Third Party except with the prior written consent of the other Party; provided, however, that either Party may assign such rights without consent to an Affiliate or other permitted assignee under this Agreement in connection with a merger, acquisition or similar reorganization or the sale of all or substantially all of its assets, or in the case of Wyeth-Ayerst, the sale or transfer of substantially the entire vaccine business of Wyeth-Ayerst, as provided for in Section 21.1.



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                                   ARTICLE 16

                         REPRESENTATIONS AND WARRANTIES

        16.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each of the Parties hereby represents and warrants to the other Party as follows:

                (a) such Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, (ii) has the corporate power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted, and (iii) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of such Party and would not materially adversely affect such Party's ability to perform its obligations under this Agreement;

                (b) this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms, and the execution, delivery and performance of the Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it. Each Party expressly represents and warrants that it has the full power and authority to enter into this Agreement and to carry out the obligations contemplated hereby;

                (c) such Party has not, and during the term of the Agreement will not, grant any right to any Third Party relating to its respective Patents and Know-How in the Field in the Territory which would conflict with the rights granted to the other Party hereunder; and

                (d) it has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement. Each Party expressly represents and warrants that it owns (in whole or in part) or Controls all Patents that are the subject of the licenses granted to the other Party herein.

        16.2 AVIRON REPRESENTATIONS AND WARRANTIES. Aviron represents and warrants to Wyeth-Ayerst as follows:

                (a) that to the best of its knowledge as of the Signing Date, the manufacture, use, importation, offer for sale or sale of the Product [***] as contemplated hereunder does not infringe any Third Party intellectual property right in the Territory;

                (b) that to the best of its knowledge as of the Signing Date, all and only the true inventors of the subject matter claimed are named in the Aviron Patents and all such inventors have irrevocably assigned all their rights and interests therein to Aviron;




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                (c) that as of the Signing Date, it is not aware of any
information material to the examination of the Aviron Patents listed in Schedule 1.4, within the meaning of 37 C.F.R. 1.56, that was not disclosed in writing to the United States Patent and Trademark Office;

                (d) that with respect to all regulatory filings to obtain Regulatory Approvals, the data and information in Aviron's submissions are and shall, to the best of Aviron's knowledge, be free from fraud or material falsity, that the Regulatory Approvals have not been and will not be obtained either through bribery or the payment of illegal gratuities, that the data and information in Aviron's submissions are and shall be accurate and reliable for purposes of supporting approval of the submissions, and that the Regulatory Approvals shall be obtained without illegal or unethical behavior of any kind;

                (e) that as of the Signing Date, Aviron is not in material breach, and has no knowledge of any material breach by the other party thereto, under the Michigan Agreement; that certain [***] Agreement by and between [***] and Aviron, dated [***] that certain [***] Agreement by and between [***] and Aviron dated [***] that certain [***] Agreement by and between Aviron and [***] dated [***] and that certain [***] Agreement by and between Aviron and [***] dated [***].

                (f) that no federal funding was or is involved in the performance of work resulting in [***] the Aviron Patents or the Aviron Know-How, except as set forth in the disclosure schedule attached as Schedule 16.2(f) hereto.

        16.3 PERFORMANCE BY AFFILIATES. The Parties recognize that each Party may perform some or all of its obligations under this Agreement through Affiliates, provided, however, that each Party shall remain responsible for the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Each Party hereby expressly waives any requirement that the other Party exhaust any right, power or remedy, or proceed against an Affiliate, for any obligation or performance hereunder prior to proceeding directly against such Party.

                                   ARTICLE 17

                             INFORMATION AND REPORTS

        17.1 INFORMATION AND REPORTS DURING CO-PROMOTION TERM.

                (a) Each Party agrees to keep complete and accurate records of its Co-Promotion efforts and other activities carried out pursuant to this Agreement. Wyeth-Ayerst and Aviron will disclose and make available to each other upon written request and without charge (other than reasonable duplicating, postage and related out-of-pocket costs) all such records and all commercial, marketing, promotion, and pricing information known by Wyeth-Ayerst or Aviron directly concerning Product in the Field and in Territory at any time during the Co-Promotion Term. Each Party will use Commercially Reasonable Efforts to disclose to the other Party all significant information promptly after it is learned or its significance is appreciated.




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                (b) As promptly as possible following the end of each month or calendar quarter in which Product is sold in the Territory hereunder, Wyeth-Ayerst shall provide Aviron with a preliminary report of its sales figures for the Product in the Territory during such month or quarter, as applicable. Wyeth-Ayerst shall use Commercially Reasonable Efforts to deliver such preliminary report within thirty (30) days following the end of such month or calendar quarter, or more frequently as determined by the JCC. Aviron acknowledges that such report may be unaudited, is only for Aviron's internal planning use, and may be further revised prior to Wyeth-Ayerst's submission of the royalty report described in Section 12.2 for such calendar quarter.

        17.2 COMPLAINTS. Each Party shall maintain a record of all complaints it receives with respect to the Product. Each Party shall notify the other Party of any complaint with regulatory implications received by it in sufficient detail and within two (2) business days after the event, and in any event in sufficient time to allow the responsible Party to comply with any and all regulatory requirements imposed upon it; provided, however, that notice of any complaint involving a field alert report shall be transmitted within one (1) business day.

        17.3 ADVERSE DRUG EXPERIENCES. In order for the Parties to comply with their respective responsibilities under this Article 17 and otherwise relating to the reporting of adverse drug experiences, to the extent either Party receives any information regarding adverse drug experiences related to the use of the Product, whether such use is within or outside of the Territory, such Party shall promptly provide the other Party with such information in accordance with the Adverse Event Reporting Procedures set forth in Schedule 17.3 (as may be amended from time to time upon mutual agreement of the Parties).

        17.4 RECORDS OF REVENUES AND EXPENSES.

                (a) Each Party will maintain complete and accurate records which are relevant to revenues, costs, expenses and payments under this Agreement, and such records shall be open during reasonable business hours for a period of [***] years from the creation of individual records for examination at the other Party's expense, and not more often than [***] by an independent certified public accountant selected by the other Party and reasonably acceptable to the audited Party for the sole purpose of verifying for the inspecting Party the correctness of calculations and classifications of such revenues, costs, expenses or payments made under this Agreement. In the absence of material shortfalls (in excess of [***] of the royalties or other amounts payable under this Agreement) in any request for reimbursement resulting from such audit, the accounting expense shall be paid by the Party requesting the audit. If material shortfalls do result, the audited Party shall bear the accounting expense. In any case, the audited Party shall pay the shortfall. Any records or accounting information received from the other Party shall be Confidential Information for purposes of Article 14. Results of any such audit shall be provided to both Parties, subject to Article 14.

                (b) If there is a dispute between the Parties following any audit performed pursuant to Section 17.4(a), either Party may refer the issue (an "Audit Disagreement") to an independent certified public accountant for resolution. In the event an Audit Disagreement is submitted for resolution by either Party, the Parties shall comply with the following procedures:



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                (i) The Party submitting the Audit Disagreement for resolution shall provide written notice to the other Party that it is invoking the procedures of this Section 17.4(b).

                (ii) Within thirty (30) business days of the giving of such notice, the Parties shall jointly select a recognized international accounting firm to act as an independent expert to resolve such Audit Disagreement.

                (iii) The Audit Disagreement submitted for resolution shall be described by the Parties to the independent expert in writing within ten (10) business days of the selection of such independent expert.

                (iv) The independent expert shall render a decision on the matter as soon as practicable.

                (v) The decision of the independent expert shall be final and binding and shall not be subject to Article 20, unless such Audit Disagreement involves alleged fraud, breach of this Agreement or construction or interpretation of any of the terms and conditions hereof.

                (vi) All fees and expenses of the independent expert, including any Third Party support staff or other costs incurred with respect to carrying out the procedures specified at the direction of the independent expert in connection with such Audit Disagreement, shall be borne by the losing Party.

                                   ARTICLE 18

                                 INDEMNIFICATION

        18.1 INDEMNIFICATION BY AVIRON. Except as set forth in Section 18.2 hereof, and except to the extent caused by Wyeth-Ayerst's, or its Affiliates' or sublicensees', negligent, reckless or willful acts or omissions, Aviron shall indemnify, defend and hold Wyeth-Ayerst and its directors, officers, employees, agents and Affiliates harmless from and against any liabilities, damages, costs or expenses, including reasonable attorneys' fees (collectively, "Liabilities"),
(a) which arise out of, relate to or result from the breach by Aviron of any of its representations or warranties contained within this Agreement; (b) which arise from any claim, lawsuit or other action by a Third Party caused by the manufacture, use or sale of the Product in the Territory during the Co-Promotion Term due to a defect caused by Aviron's manufacture of the Product, or due to a defect in the [***], including, but not limited to, a claim, lawsuit, or other action related to the death of or injury to a Third Party, but only to the extent that such claim, lawsuit or other action does not arise out of [***]; (c) are attributable to statements or representations by Aviron, its employees, or its agents, that are inconsistent with, or contrary to, the Product Labeling or Product Promotional Materials; or (d) in the case of any trademark infringement claim, lawsuit or other action, result solely from Wyeth-Ayerst's proper use of Aviron Trademarks in accordance with the terms of this Agreement.



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        18.2 INDEMNIFICATION BY WYETH-AYERST. Except as set forth in Section
18.1 hereof, and except to the extent caused by Aviron's, or its Affiliates' or sublicensees', negligent, reckless or willful acts or omissions, Wyeth-Ayerst shall indemnify, defend and hold Aviron and its directors, officers, employees, agents and Affiliates harmless from and against any Liabilities which arise from any claim, lawsuit or other action to the extent such Liabilities (a) arise out of, relate to or result from the breach by Wyeth-Ayerst of any of its representations or warranties contained within this Agreement; (b) arise from any claim, lawsuit or other action by a Third Party due to a [***] of the Product, including, but not limited to, a claim, lawsuit or other action related to the death of or injury to a Third Party, but only to the extent that such claim, lawsuit or other action does not arise out of Aviron's manufacture of the Product; (c) are attributable to statements or representations by Wyeth-Ayerst, its employees, or its agents, that are inconsistent with, or contrary to, the Product Labeling or Product Promotional Materials; or (d) in the case of any trademark infringement claim, lawsuit or other action, result solely from Aviron's proper use of Wyeth-Ayerst's Trademarks in connection with the Product in accordance with the terms of this Agreement.

        18.3 INDEMNIFICATION PROCEDURES. A Party which intends to claim indemnification under Section 18.1 or 18.2 hereof (the "Indemnitee") shall promptly notify the other Party (the "Indemnitor") in writing of any claim, lawsuit or other action in respect of which the Indemnitee or any of its directors, officers, employees, agents and Affiliates intend to claim such indemnification. The Indemnitee shall permit, and shall cause its directors, officers, employees, agents and Affiliates to permit, the Indemnitor, at its discretion, to settle any such claim, lawsuit or other action and agrees to the complete control of such defense or settlement by the Indemnitor; provided, however, that such settlement does not adversely affect the Indemnitee's rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights. No such claim, lawsuit or other action shall be settled without the prior written consent of the Indemnitor, and the Indemnitor shall not be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee, its directors, officers, employees, agents and Affiliates shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any claim, lawsuit or other action covered by the provisions of this Article 18. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

        18.4 INSURANCE. Each Party shall maintain comprehensive general liability insurance coverage, including products liability, with a minimum limit of not less than [***] and shall provide the other Party with a certificate of such insurance as requested.

        18.5 PAYMENT OF DAMAGES.

                (a) Any Liability for which an Indemnitor is or may become liable under Section 18.1 or 18.2 shall be paid first from any funds available through vaccine injury protection compensation trust established pursuant to 42 U.S.C. 300 aa-1 et seq. or other similar legislation, or by a State of the United States, if applicable.



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                (b) Any Liabilities not subject to subsection (a) above shall be the responsibility of the Indemnitor.

                                   ARTICLE 19

                 TERM AND TERMINATION; AVIRON CHANGE OF CONTROL

        19.1 TERM. This Agreement shall commence as of the Effective Date and, unless sooner terminated as provided herein, shall continue in effect until the end of the Co-Promotion Term.

        19.2 TERMINATION FOR MATERIAL BREACH.


                (a) Subject to the provisions of this Section 19.2, if either Party (the "Breaching Party") shall have committed a material breach of this Agreement and such material breach shall remain uncured and shall be continuing for a period of [***] days following receipt of notice thereof by the other Party (the "Non-Breaching Party"), or if such breach is incapable of cure during the applicable notice period, the Breaching Party fails to make good faith efforts to cure such breach, then the Non-Breaching Party shall have the right to terminate this Agreement by written notice to the Breaching Party. Any such notice of alleged material breach shall include a reasonably detailed description of all relevant facts and circumstances demonstrating, supporting and/or relating to each such alleged material breach by the other party.

                (b) If [***] terminate this Agreement as provided in subsection
(a) above if such material breach is of Sections [***].

                (c) If [***] is entitled to terminate this Agreement as provided in subsection (a) above, [***] may elect not to terminate this Agreement as so provided, and may instead [***] in accordance with Section [***]. Any [***] pursuant to such [***] hereunder. The [***] in such [***] in connection with such [***], which, if [***] against any [***] hereunder. If, upon expiration of the Co-Promotion Term or earlier termination of this Agreement, any [***] and there are no [***] hereunder, then [***] of such [***].


        19.3 TERMINATION BY [***] may terminate this Agreement in whole or in part:

                (a) on [***] days written notice, in the event that [***];

                (b) on [***] days written notice, in the event [***] which result in [***] sufficient to cause [***]; or

                (c) upon at least [***] prior written notice to [***] at any time after [***].

        19.4 TERMINATION [***]. This Agreement may be terminated by [***] after the [***] upon at least [***] prior written notice to [***] after the occurrence of both of the following events ("Termination Period"): (i) a [***] that the [***]; and (ii) within the [***] period after the [***] cooperates in good faith with [***] in its good faith efforts to [***] and such [***]


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                                       42
during such [***] period. Commencing [***] days following [***] receipt of [***] proper notice of termination under this Section 19.4, [***] for all [***] from such [***] which are [***] of the Termination Period. Notwithstanding the foregoing, this Section 19.4 shall not apply where [***] the Product [***] by the Parties.

        19.5 BANKRUPTCY. This Agreement may be terminated by either Party upon at least [***] prior written notice thereof if the other Party becomes insolvent, makes an assignment for the benefit of creditors, is the subject of proceedings in voluntary or involuntary bankruptcy instituted on behalf of or against such Party, or has a receiver or trustee appointed for all or substantially all of its property, provided that in the case of an involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] days after the filing thereof.

        19.6 EFFECT OF TERMINATION.

                (a) GENERAL. Upon termination or expiration of the Agreement,
(i) the license granted by Aviron to Wyeth-Ayerst under Section 5.1 will terminate; (ii) all rights in the Product shall revert to Aviron; (iii) any and all claims and payment obligations that accrued prior to the date of such termination or expiration shall survive such termination; (iv) each Party shall, within sixty (60) days of such termination, return all of the other Party's Confidential Information; and (v) Wyeth-Ayerst will return to Aviron all Aviron Product Materials, including without limitation [***] in its control.

                (b) PRODUCT RE-PURCHASE.

                        (i) Upon termination or expiration of this Agreement, Wyeth-Ayerst shall provide Aviron with full particulars of all unsold Finished Product (including quantities of Finished Product, and the dates on which the Finished Product was manufactured) in its possession. Aviron shall be entitled, at its discretion, to purchase from Wyeth-Ayerst any unsold Finished Product, at a price equal to the average Transfer Price per dose of the immediately preceding Flu Season. If so requested by Aviron, Wyeth-Ayerst shall arrange for delivery of the Finished Product purchased by Aviron pursuant to this subsection
(i) to such destination or destinations as may be designated by Aviron. All delivery arrangements shall be subject to the prior approval of Aviron. Freight and insurance of such delivery shall be at the cost of Aviron.

                        (ii) Any Finished Product in respect of which Aviron has notified Wyeth-Ayerst in writing that it does not wish to repurchase pursuant to subsection (i) above may be sold by Wyeth-Ayerst within [***] after termination or expiration of this Agreement, in which case the terms of this Agreement or such of them as are relevant shall continue to operate until the remaining Finished Product has been sold or the [***] period expires, whichever first occurs.

                (c) JOINT TECHNOLOGY. Upon termination (other than by Wyeth-Ayerst pursuant to Section [***]) or upon expiration of the Agreement, Wyeth-Ayerst shall be deemed



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                                       43
to have granted to Aviron the exclusive, world-wide, perpetual, sublicenseable license in the Territory under Wyeth-Ayerst's interest in the Joint Technology to use, make, have made, import, offer for sale and sell the Product in the Field. Such license shall be [***] in the event that Aviron wishes to [***] the Parties shall agree upon [***] and as agreed by the Parties [***] of the [***] in such [***] in the manufacture, use or sale of the Product.

                (d) WYETH-AYERST KNOW-HOW AND WYETH-AYERST PATENTS. Upon termination (other than by Wyeth-Ayerst pursuant to Section [***]) or upon expiration of the Agreement, Wyeth-Ayerst shall be deemed to have granted to Aviron a non-exclusive, perpetual, fully paid-up, royalty-free, sublicenseable license in the Territory to utilize the Wyeth-Ayerst Know-How and to practice the Wyeth-Ayerst Patents to use, make, have made, import, offer for sale and sell the Product in the Field. Such license shall be [***]; in the event that Aviron [***] the Parties shall agree upon [***] and as agreed by the Parties [***] of the [***] of the [***] and the [***] the manufacture, use or sale of the Product.

        19.7 WYETH-AYERST COVENANT. For [***] following any expiration or termination of this Agreement, Wyeth-Ayerst shall not promote, manufacture for commercial sale or use, sell, resell, or otherwise commercialize, nor shall Wyeth-Ayerst assist any Third Party or engage any Third Party to promote, manufacture for commercial sale or use, sell, resell, or otherwise commercialize, any [***] in any country within or outside of the Territory; provided that [***] shall have the burden of (a) [***], and (b) providing [***]. Aviron shall [***] under this provision only to the extent that such [***] prior to [***] described in [***].

        19.8 OPTION TO EXTEND CO-PROMOTION TERM.

                (a) GENERAL. Subject to the provisions of this Section 19.8, Aviron hereby grants to Wyeth-Ayerst the option to extend the Co-Promotion Term in one (1) year increments, but in no event by more than a total of four (4) years, provided that Wyeth-Ayerst may not exercise such option if it is in material breach of any provision of this Agreement, the International Agreement or the Supply Agreement. The Co-Promotion Term shall not by extended by more than one (1) year during any given twelve (12) month period. Wyeth-Ayerst shall provide Aviron written notice that it is exercising such option no later than [***] prior to the date of expiration of the then current Co-Promotion Term (the "Extension Expiration Date"). If Wyeth-Ayerst does not provide such notice by the Extension Expiration Date, such option shall lapse and Aviron shall thereafter have no further obligation to Wyeth-Ayerst to allow it to extend the Co-Promotion Term. If Wyeth-Ayerst does provide such notice to Aviron by the Extension Expiration Date, then:

                        (i) Wyeth-Ayerst shall pay Aviron as set forth in subsection (b) below;

                        (ii) The Co-Promotion Term shall be automatically extended for one 1) year; and



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                                       44

                        (iii) Aviron shall have the right, but not the obligation, to require that up to [***] to be [***] under the [***] (as defined in [***]) shall be [***] (as defined in [***]).

        Upon the expiration or termination of the Co-Promotion Term as extended under this Section 19.8, Wyeth-Ayerst's rights to sell the Product shall apply as set forth in Section 19.6(b).

                (b) OPTION PRICE. If Wyeth-Ayerst exercises its option to extend the Co-Promotion Term, then Wyeth-Ayerst shall pay Aviron the "Option Price" (as defined in the following sentence) for each one year extension of the Co-Promotion Term as permitted in subsection (a) above. The "Option Price" shall be the greater of [***] or the Designated Percentage (as defined in subsection
(c) below) of Annual Net Sales for the Flu Season [***] one year extension of the Co-Promotion Term (the "Term Extension"). In no event shall Wyeth-Ayerst be obligated to pay Aviron more than [***] in combined Option Price payments under this Section 19.8(b) and Section 18.8(b) of the International Agreement for any single Calendar Year.

                        (i) OPTION PRICE PAYMENT. Wyeth-Ayerst shall make an advance payment to Aviron of [***] at the time that it provides Aviron with the written notice that it is exercising its option for each twelve month extension of the Co-Promotion Term, as set forth in subsection (a) above.

                        (ii) RECONCILIATION. During each Term Extension, and in addition to any royalties and any other payments that are due to Aviron hereunder, Wyeth-Ayerst shall pay to Aviron the applicable Designated Percentage of Net Sales [***] such payment to be made with each royalty report delivered under Section 12.2 that relates to Net Sales [***] provided that the [***] paid by Wyeth-Ayerst pursuant to subsection (i) above for such Term Extension shall be credited against any payments due from Wyeth-Ayerst under this subsection
(ii) for such Term Extension, but may not be credited against any other amounts due hereunder, or under the International Agreement or the Supply Agreement, including without limitation any amounts due for any Term Extension other than the Term Extension to which the [***] payment relates.

                (c) DESIGNATED PERCENTAGE. The "Designated Percentage" shall be as follows:

                        (i) For the [***] of the Co-Promotion Term, the "Designated Percentage" shall be deemed to be [***];

                        (ii) For the [***] of the Co-Promotion Term, the "Designated Percentage" shall be deemed to be [***];

                        (iii) For the [***] of the Co-Promotion Term, the "Designated Percentage" shall be deemed to be [***]; and

                        (iv) For the [***] of the Co-Promotion Term, the "Designated Percentage" shall be deemed to be [***].



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                                       45

        19.9 [***]

                (a) If, as of or following May 1 of the Calendar Year preceding the Calendar Year in which the Co-Promotion Term will terminate, but in no event after the end of the Co-Promotion Term, Aviron determines in its sole discretion that it [***] in the [***] in the [***] following the [***] then Aviron shall provide Wyeth-Ayerst with written notice that Aviron shall be [***]. Within [***] days of its receipt of such notice, Wyeth-Ayerst shall notify Aviron in writing whether Wyeth-Ayerst desires to [***]. If Wyeth-Ayerst either notifies Aviron that Wyeth-Ayerst does not desire to [***], or if Wyeth-Ayerst fails to notify Aviron in writing within such [***] day period, then Aviron shall have no further obligation to Wyeth-Ayerst under this Section 19.9.

                (b) If Wyeth-Ayerst notifies Aviron, pursuant to subsection (a) that it wishes to [***] the Parties shall then [***] as to the [***] which the Parties shall [***] provided that such [***] shall not extend for more than [***] days from the date that Aviron received Wyeth-Ayerst's written notification, or as otherwise agreed in writing by the Parties (the "Negotiation Period"). If at the end of the Negotiation Period, the Parties have [***], Aviron shall have no further obligation to Wyeth-Ayerst under this Section 19.9. Notwithstanding anything else in this Section 19.9, Aviron shall have no obligation to [***] nor, in Aviron's sole discretion, to [***]. Following expiration of the Negotiation Period, Aviron may, in its sole discretion, [***] regarding the [***] of the [***] in the [***] following [***] as may be acceptable to Aviron, in its sole discretion, provided that Aviron shall [***] for such [***] with such [***] as a [***] as those [***] for such [***].

        19.10 SURVIVING RIGHTS. The following provisions will survive expiration or termination of this Agreement: Sections 5.4, 5.5, 6.5, 10.2, 12.4, 15.1, 15.2, 15.5, 17.3, 17.4, 19.6 and 19.7, and Articles 14, 18 and 21.

                                   ARTICLE 20

                               DISPUTE RESOLUTION

        20.1 DISPUTES.

                (a) The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement that relate to either Party's rights and/or obligations hereunder or thereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 20 if and when a dispute arises under this Agreement.

                (b) Unless otherwise specifically recited in this Agreement, disputes between the Parties shall be first referred to the JCC by either Party as soon as reasonably possible after such dispute has arisen. If the JCC is unable to resolve such a dispute within ten (10) days of


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                                       46
being requested by a Party to resolve such dispute, either Party may, by written notice to the other, have such dispute referred to their respective executive officers designated below or their designees, for attempted resolution by negotiations within fifteen (15) days after such notice is received. The designated officers are as follows:

        For Wyeth-Ayerst:     President of Wyeth-Ayerst Global Pharmaceuticals

        For Aviron:           Aviron Chief Executive Officer

In the event such designated officers are unable to resolve such dispute, the Parties shall then be permitted to pursue all available remedies at law or in equity; provided, however, that no lawsuit may be commenced by one Party unless it gives the other Party fifteen (15) days notice of its intent to initiate an action.

                                   ARTICLE 21

                                  MISCELLANEOUS

        21.1 ASSIGNMENT.

                (a) Neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, except in connection with a merger, acquisition nor similar reorganization or the sale of all or substantially all of its assets, or, in the case of Wyeth-Ayerst, the sale or transfer of substantially all of the vaccine business of Wyeth-Ayerst. Subject to [***], this Agreement shall survive any such merger or reorganization of either Party with or into, or such sale of assets to, another party and no consent for such merger, reorganization or sale shall be needed; provided, that in the event of such merger, reorganization or sale, no intellectual property rights of the acquiring corporation shall be included in the technology licensed hereunder.

                (b) This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement shall be void.

        21.2 CONSENTS NOT UNREASONABLY WITHHELD OR DELAYED. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld or delayed, unless specifically otherwise provided.

        21.3 FORCE MAJEURE. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure and has given the other Party prompt notice describing such event,


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                                       47
the effect thereof and the actions being taken to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

        21.4 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

        21.5 NOTICES. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof).

        If to Aviron:        Aviron
                             297 North Bernardo Avenue
                             Mountain View, California 94043
                             Attention: Chief Executive Officer
                             Telephone: (650) 919-6500
                             Facsimile: (650) 919-6612

        With copies to:      Cooley Godward LLP
                             5 Palo Alto Square
                             3000 El Camino Real
                             Palo Alto, California
                             Attention:  Barbara A. Kosacz
                             Telephone:  (650) 843-5000
                             Facsimile:  (650) 857-0663

        If to Wyeth-Ayerst:  Wyeth-Ayerst Laboratories
                             555 Lancaster Avenue
                             St. Davids, Pennsylvania, 19087
                             Attention:  Sr. Vice President,
                                         Global Business Development
                             Telephone:  (610) 688-5809
                             Facsimile:  (610) 688-9498

        With copies to:      American Home Products Corporation
                             Five Giralda Drive
                             Madison, New Jersey 07940
                             Attention: Sr. Vice President and General Counsel
                             Telephone: (973) 660-6040
                             Facsimile: (973) 660-7155

        21.6 WAIVER. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or any other of such Party's rights or remedies provided in this Agreement.

        21.7 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstances shall, to any extent, be held to be invalid or unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

        21.8 AMBIGUITIES. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

        21.9 GOVERNING LAW. This Agreement shall be governed by and interpreted under the laws of the [***] without regard to conflicts of laws, except for questions regarding patents, which shall be resolved in the United States courts having jurisdiction over the matter.

        21.10 HEADINGS. The Sections and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of the Sections or paragraphs to which they apply.

        21.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        21.12 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, the Supply Agreement, the International Agreement and the Credit Agreement (as defined in
Section 13.1 of this Agreement) (collectively, the "Agreements"), including all Exhibits and Schedules attached thereto, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter thereof, and supersede and terminate all prior agreements and understandings between the Parties with respect to such subject matter, except as provided in 11.3(e) of the International Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to the subject matter thereof other than as set forth therein. No subsequent alteration, amendment, change or addition to the Agreements shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties. The Agreements, including without limitation the Exhibits, Schedules and attachments thereto, are intended to define the full extent of the legally enforceable undertakings of the Parties thereto with respect to the subject matter thereof, and no promise or representation, written or oral, which is not set forth explicitly is intended by either Party to be legally binding. Both Parties acknowledge that in deciding to enter into the Agreements and to consummate the transaction contemplated thereby neither Party




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

has relied upon any statement or representations, written or oral, other than those explicitly set forth therein.

        21.13 INDEPENDENT CONTRACTORS. The status of the Parties under this Agreement shall be that of independent contractors. Neither Party shall have the right to enter into any agreements on behalf of the other Party, nor shall it represent to any person that it has any such right or authority. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the Parties.

        21.14 CURRENCY. The references in this Agreement to amounts expressed in dollars ($) shall mean United States dollars.

        21.15 BANKRUPTCY. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, U.S.C. (the "Bankruptcy Code"), licenses and rights to "intellectual Property" as defined under Section 101(60) of the Bankruptcy Code. The Parties agree that the other Party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. Each Party agrees during the term of this Agreement to create and maintain current copies of or, if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such intellectual property. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against one Party under the Bankruptcy Code, the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, [***], and same, if not already in its possession, shall be promptly delivered to the other Party (i) upon any such commencement of a bankruptcy proceeding upon written request therefor by the other Party, unless such Party elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of such Party upon written request therefor by the other Party. Any delivery of descriptions or embodiments of intellectual property pursuant to this Section 21.15 shall not be deemed to effect a transfer of title or other change in ownership or license rights, or to reduce in any respect the payment obligations of the receiving Party under this Agreement.

        21.16 CLOSING CONDITIONS. The "Effective Date" shall be deemed to be the later of (a) the date that the waiting period provided by Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (16 C.F.R. 801.1 et. Seq.) (the "Act") terminates or has expired, as further described in subsection (i) below, or (b) the date that [***], as further described in subsection (ii) below, unless otherwise agreed by the Parties in writing. In the event that the Effective Date has not occurred within three (3) months after the Signing Date, the Parties shall revert to their status prior to signing this Agreement; provided that Aviron may extend such three month period in one (1) month increments upon written notice to Wyeth-Ayerst, such extended period not to exceed three (3) months. This Section 21.16 shall bind Aviron and Wyeth-Ayerst upon the Signing Date, but the other provisions of the Agreement shall not become effective until the Effective Date.


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                                       50

                (i) HART-SCOTT-RODINO. The Parties will, at their own expense (other than any required filing fees which shall be paid by Wyeth-Ayerst), prepare and make appropriate filings under the Act as soon as reasonably practicable after the Signing Date. Each Party shall use its best efforts (not including divestiture or out-license of any assets) in the antitrust clearance process and the resolution of all issues or comments raised, and agrees to furnish promptly to the Federal Trade Commission and the Antitrust Division of the Department of Justice any additional information reasonably requested by them in connection with such filings and the transaction contemplated by this Agreement; provided, however, that such "best efforts" shall not require any divestiture by either Party of any products or other assets. In addition, each Party agrees to give the other Party prompt notice of any communication to or from the Federal Trade Commission or the Department of Justice regarding this transaction. Each Party will consult and cooperate with the other Party and will consider in good faith the view of the other Party in connection with any analysis, appearance, presentation, memorandum, brief, opinion or proposal made or submitted in connection with any action, request, or investigation under or relating to the Act or any other federal antitrust, competition or fair trade law.

                (ii) [***] of which shall be [***] which shall [***] the following:

                        (1) [***] under this Agreement and the [***] made in accordance with [***];

                        (2) [***] this Agreement and the [***] to those of the [***];

                        (3) The [***] under the [***] as applies to [***] to the [***] set forth in Section [***] hereof;

                        (4) [***] and maintain [***] will be deemed [***] to be reasonably demonstrated to [***] upon its request;

                        (5) In the event that [***] under the [***] under the [***] in Section [***] have been the [***] of this Agreement, and under the [***] of the [***] have been the [***] if within [***] days of the date of [***] of such [***]:

                               (a) That it will be able to meet its obligations
under [***] provided that [***] such requirement to [***] under this subsection
(a) if [***] agrees to [***] for the [***] of such [***] to the [***] under the [***] which [***] of the [***] and the [***] to be [***] but only to the extent that such [***] has not [***]; and

                               (b) That [***] is not in [***] of this Agreement,
the [***] by the end of such [***] day period.

        During such [***] the right to [***].


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                                       51

        IN WITNESS WHEREOF, Aviron and Wyeth-Ayerst have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.



AMERICAN HOME PRODUCTS CORPORATION             AVIRON


By: /s/ GERARD A. JIBILIAN                     By: /s/ CAROL A. OLSON
    ---------------------------------              -----------------------------
Name:                                          Name:
     --------------------------------                ---------------------------
Title:                                         Title:
      -------------------------------                ---------------------------

                                SCHEDULE 1.4

                                 AVIRON PATENTS

[***]



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


                                  SCHEDULE 1.12

                                      [***]



[***]





[***]



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


                                  SCHEDULE 1.39

                             SEQUENCE FEATURES [***]



[***]


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


                                  SCHEDULE 1.41

                               MICHIGAN AGREEMENT

                                  SCHEDULE 1.63

                              WYETH-AYERST PATENTS

                         NONE AS OF THE EFFECTIVE DATE.

                                  SCHEDULE 6.4

                         PRELIMINARY DEVELOPMENT BUDGET



                                    YEAR           AMOUNT
                                    ----           ------
                                    [***]           [***]



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


                                SCHEDULE 16.2(F)

                     GOVERNMENT FUNDING DISCLOSURE SCHEDULE

1.      [***]

2.      AVIRON PATENTS

        Aviron was assigned Patent No. [***] (the "[***] Patent") by the [***] pursuant to that certain [***] Agreement dated [***] (the [***] Agreement"). Section [***] of the [***] Agreement states that such [***] Patent may have been developed under a funding agreement with the Government of the United States of America (the "Government"), and, if so, that the Government "may have certain rights related thereto, including, but not limited to those arising under 35 U.S.C.
        Sections 200-212 and the regulations promulgated thereunder."



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
                                  SCHEDULE 17.3

                       ADVERSE EVENT REPORTING PROCEDURES

The Parties hereby agree that the following terms will govern disclosures of each Party to the other with respect to adverse event reporting relating to the Product as clinically tested or marketed by or on behalf of either Party.

1.      Definitions.

1.1     An "Adverse Drug Experience" or "ADE" is defined as:

a) any experience which is adverse, including what are commonly described as adverse or undesirable experiences, adverse events, adverse reactions, side effects, or death due to any cause associated with, or observed in conjunction with the use of the Product in humans, whether or not considered related to the use of the Product:

        (i)  occurring in the course of the use of the Product,

        (ii) associated with, or observed in conjunction with an overdose of the Product, whether accidental or intentional,

        (iii) associated with, or observed in conjunction with abuse of the product, and/or

        (iv) associated with, or observed in conjunction with withdrawal from the product.

b) Any significant failure of expected pharmacological or biologic therapeutic action (with the exception of clinical trial use).

1.2

a) A "Serious ADE" is defined as any Adverse Drug Experience occurring at any dose that results in any of the following outcomes: death, a Life-Threatening Adverse Drug Experience, inpatient hospitalization or prolongation of existing hospitalization, a persistent or significant Disability/incapacity, or a congenital anomaly/birth defect. Other important medical events that may not result in death, be life-threatening, or require hospitalization may be considered a Serious Adverse Drug Experience when, based upon appropriate medical judgment, they may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes listed in this definition. Examples of such medical events include allergic bronchospasm requiring intensive treatment in an emergency room or at home, blood dyscrasias or convulsions that do not result in inpatient hospitalization, or the development of drug dependency or drug abuse.

b) A Non-Serious ADE is defined as any ADE which does not meet the criteria in subsection (a) above for a Serious ADE.


                                       1.

1.3 "Life-threatening Adverse Drug Experience" is defined as any Adverse Drug Experience that places the patient, in the view of the initial reporter, at immediate risk of death from the Adverse Drug Experience as it occurred, i.e., it does not include an Adverse Drug Experience that, had it occurred in a more severe form, might have caused death.

1.4 "Disability" is defined as a substantial disruption of a person's ability to conduct normal life functions.

1.5 "Unexpected ADE" is defined as any ADE that is not listed in the current labeling for the Product. This includes events that may be symptomatically and pathophysiologically related to an event listed in the labeling, but differ from the event because of greater severity or specificity.

1.6 "Associated with or related to the use of the Product" is defined as: A reasonable possibility exists that the ADE was caused by the Product.

1.7 "NDA Holder" is defined as: An "Applicant" as defined in 21 CFR Part 314.3(b), for regulatory approval of the Product in any regulatory jurisdiction, including a holder of a foreign equivalent thereto.

1.8 "IND Holder" is defined as: A "Sponsor" as defined in 21 CFR Part 313.1(b) of an investigational new drug in any regulatory jurisdiction, including a holder of a foreign equivalent thereto.

1.9 Capitalized terms not defined in this Schedule shall have the meaning assigned thereto in the Agreement.

2. With respect to the Product, the Parties agree as follows:

        a. All initial reports and any follow-up information (oral or written) for any and all Serious ADEs (other than with respect to animal studies), which become known to either Party (other than from disclosure by or on behalf of the other Party) must be communicated by telephone, telefax or electronically directly to the other Party and/or the NDA Holder and IND Holder (individually and collectively referred to as "Holders") within forty-eight (48) hours of receipt of the information. Written confirmation of the Serious ADE received by such Party should be sent to the other Party and/or the Holders as soon as it becomes available, but in any event within forty-eight (48) hours of initial report of the Serious ADE by such Party.

        b. Both Parties shall exchange Medwatch and/or CIOMs forms and other health authority reports within forty-eight (48) hours of submission to any Regulatory Authority.

        c. All initial reports and follow-up information received for all Non-Serious ADEs for the Product which become known to a Party (other than from disclosure by or on behalf of the other Party) must be communicated in writing, by telefax or electronically to the other Party within ten (10) days, on Medwatch or CIOMs forms (where possible).

        d. Each Party shall coordinate and cooperate with the other whenever practicable to prepare a single written report regarding all Serious ADEs and/or Non-Serious ADEs, provided,

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

however, that neither Party shall be obligated to delay reporting of any ADE in violation of applicable law or regulations regarding the reporting of ADEs.

3. The Parties further agree that:

a. A written report be forwarded to the other Party within forty-eight (48) hours of receipt by the Party making the report, for adverse drug experiences for animal studies which suggest a potential significant risk for humans ("Animal ADEs");

b. Each Party will give the other Party a report via a print-out or computer disk of all ADEs and Animal ADEs reported to it and its Affiliates relating to the Product or Substance within the last year, within thirty (30) days of receipt of a written request from the other Party, but not more often than four
(4) times a year;

c. If either Party wishes access to ADE reports of the other Party relating to the Product, upon request of that Party, the other Party shall make available its ADE records relating to the Product (including computer disks) for viewing and copying by the other Party. The Parties may discuss the transfer of ADE reports by computer disk.

d. Disclosure of information hereunder by a Party to the other Party shall continue as long as either Party and/or its Affiliates or designees continue to clinically test or market the Product.

4. Each Party shall diligently undertake the following further obligations where both Parties are or will be commercializing Product pursuant to the Agreement and/or performing clinical trials with respect to Product:

a. Upon the Effective Date, each Party shall identify the individuals who shall be responsible for identifying all ADE reporting requirements in the Territory as set forth in the Agreement, and any amendments thereto;

b. To immediately consult with the other Party, with respect to the investigation and handling of any Serious ADE disclosed to it by the other Party or by a Third Party and to allow the other Party to review the Serious ADE and to participate in the follow-up investigation;

c. To immediately advise the other Party of any communication received from a health authority regarding the safety of the Product and consult with the other Party with respect to any Product warning, labeling change or change to an investigators' brochure involving safety issues proposed by the other Party, including, but not limited to the safety issues agreed to by the Parties;

d. To diligently handle in a timely manner the follow-up investigation and resolution of each ADE reported to it;

e. To provide the other Party access to its ADE reporting system and documentation as set forth in Section 3 of this Schedule, upon prior written notice, during normal business hours, at

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

the expense of the auditing Party and under the confidentiality obligations set forth in the Agreement;

f. To meet in a timely fashion from time to time as may be reasonably required to implement the ADE reporting and consultation procedures described in this
Schedule 17.3, including identification of those individuals in each Party's drug safety group who will be responsible for reporting to and receiving ADE information from the other Party, and the development of a written standard operating procedure with respect to ADE reporting responsibilities, including reporting responsibilities to investigators;

g. Where possible and practical, to transmit all data electronically;

h. to report to each other any addenda, revisions or changes to the Agreement (e.g., change in territories, local regulations, addition of new licensors/licensees to the Agreement, etc.) which might alter the ADE reporting responsibilities hereunder;

i. to utilize English as the language of communication and data exchange between the Parties;

j. to develop a system of exchange of documents and information in the event that the Agreement involves more than two Parties;

k. to work together to develop a secure electronic system to transmit ADE data.

5. The Parties may meet after the Effective Date of the Agreement to establish a separate agreement for ADE information exchange which will supersede this
Schedule 17.3.


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ARTICLE 1         DEFINITIONS................................................................1

        1.1    "Affiliate"...................................................................1

        1.2    "Annual Net Sales"............................................................2

        1.3    "Aviron Know-How".............................................................2

        1.4    "Aviron Patents"..............................................................2

        1.5    "Aviron Product Materials"....................................................2

        1.6    "Aviron Results"..............................................................2

        1.7    "Calendar Year"...............................................................2

        1.8    "Collaboration"...............................................................2

        1.9    "Commercialization Expenses"..................................................2

        1.10   "Commercialization Plan"......................................................2

        1.11   "Commercially Reasonable Efforts".............................................3

        1.12   [***].........................................................................3

        1.13   "Confidential Information"....................................................3

        1.14   "Control" or "Controlled".....................................................3

        1.15   "Co-Promote" or "Co-Promotion"................................................3

        1.16   "Co-Promotion Term"...........................................................3

        1.17   "Development Plan"............................................................3

        1.18   "Effective Date"..............................................................3

        1.19   "FDA".........................................................................3

        1.20   "FD&C Act"....................................................................4

        1.21   "Field".......................................................................4

        1.22   "Finished Product"............................................................4

        1.23   "Flu Season"..................................................................4

        1.24   [***].........................................................................4

        1.25   "Good Clinical Practice" or "GCP".............................................4

        1.26   "Good Laboratory Practice" or "GLP"...........................................4

        1.27   "Good Manufacturing Practice" or "GMP"........................................4

        1.28   "Information".................................................................4

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        1.29   "Injectable Product"..........................................................4

        1.30   "International Agreement".....................................................5

        1.31   "Invention"...................................................................5

        1.32   "JCC Forecast"................................................................5

        1.33   "Joint Commercialization Committee" or "JCC"..................................5

        1.34   "Joint Development Committee" or "JDC"........................................5

        1.35   "Joint Patent"................................................................5

        1.36   "Joint Technology"............................................................5

        1.37   "Launch" or "Launch Date".....................................................5

        1.38   [***].........................................................................5

        1.39   [***].........................................................................5

        1.40   "Michigan"....................................................................5

        1.41   "Michigan Agreement"..........................................................6

        1.42   "Net Sales"...................................................................6

        1.43   [***].........................................................................6

        1.44   [***].........................................................................6

        1.45   [***].........................................................................6

        1.46   "Patent"......................................................................7

        1.47   "Person"......................................................................7

        1.48   "PLA".........................................................................7

        1.49   "Primary Brand Trademark".....................................................7

        1.50   "Product".....................................................................7

        1.51   "Product Labeling"............................................................7

        1.52   "Product Promotional Materials"...............................................7

        1.53   "R&D Expenses"................................................................7

        1.54   "Regulatory Approvals"........................................................7

        1.55   "Sales and Marketing Expenses"................................................8

        1.56   "Signing Date"................................................................8

        1.57   "Supply Agreement"............................................................8
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        1.58   "Target Population"...........................................................8

        1.59   "Territory"...................................................................8

        1.60   "Third Party".................................................................8

        1.61   "Trademarks"..................................................................8

        1.62   "Wyeth-Ayerst Know-How".......................................................8

        1.63   "Wyeth-Ayerst Patents"........................................................8

        1.64   "Wyeth-Ayerst Results"........................................................9

ARTICLE 2         SCOPE; MANAGEMENT..........................................................9

        2.1    Scope.........................................................................9

        2.2    Management of the Collaboration...............................................9

        2.3    Composition and Conduct of the Committees.....................................9

        2.4    Meetings of the Committees...................................................10

        2.5    Limitations of Committee Powers..............................................10

        2.6    Authority to Call Meetings...................................................10

ARTICLE 3         JOINT COMMERCIALIZATION COMMITTEE.........................................11

        3.1    Functions and Powers of the Joint Commercialization Committee................11

        3.2    Joint Commercialization Committee Actions....................................11

ARTICLE 4         JOINT DEVELOPMENT COMMITTEE...............................................12

        4.1    Functions and Powers of the Joint Development Committee......................12

        4.2    Joint Development Committee Actions..........................................12

ARTICLE 5         LICENSES..................................................................12

        5.1    License Grant within the Territory...........................................12

        5.2    License Grant to Aviron......................................................13

        5.3    Distribution through Others..................................................13

        5.4    Joint Technology.............................................................13

        5.5    Michigan Retained Rights.....................................................13

        5.6    Wyeth-Ayerst [***]...........................................................13

        5.7    Aviron [***].................................................................14

        5.8    [***]........................................................................14
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        5.9    Development of [***] by Aviron...............................................15

        5.10   Reservation of Rights........................................................16

        5.11   Wyeth-Ayerst Prior Agreement with Michigan...................................16

        5.12   Wyeth-Ayerst Covenant........................................................16

ARTICLE 6         PRODUCT DEVELOPMENT.......................................................16

        6.1    Current Status...............................................................16

        6.2    Product Development..........................................................17

        6.3    Development Plan.............................................................17

        6.4    Sharing of R&D Expenses......................................................17

        6.5    Regulatory Applications......................................................17

        6.6    Supplements..................................................................18

        6.7    Notification of Wyeth-Ayerst as Distributor..................................18

        6.8    Regulatory Meetings and Correspondence.......................................18

        6.9    Records......................................................................18

ARTICLE 7         CO-PROMOTION AND MARKETING................................................19

        7.1    Principles of Co-Promotion...................................................19

        7.2    Commercialization Plan.......................................................19

        7.3    Sales and Distribution; Recalls..............................................20

        7.4    Commercialization Expenses...................................................20

        7.5    Commercialization Expense Commitment.........................................20

        7.6    Sales and Marketing Expenses.................................................20

        7.7    [***]........................................................................21

        7.8    Promotional and Advertising Materials........................................21

        7.9    Voluntary Product Recalls....................................................21

        7.10   Regulatory Obligations.......................................................21

        7.11   Co-Promotion Responsibilities................................................22

ARTICLE 8         MANUFACTURE AND SUPPLY....................................................23

        8.1    Supply of [***]..............................................................23

        8.2    Supply of [***]..............................................................23
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        8.3    Supply Goal Payments.........................................................23

ARTICLE 9         TRADEMARK MATTERS.........................................................24

        9.1    Licenses.....................................................................24

        9.2    Validity of Trademarks.......................................................24

        9.3    Form of Use..................................................................24

        9.4    No Contest...................................................................24

        9.5    Confusingly Similar and/or Combination Marks.................................25

        9.6    Registration Costs...........................................................25

        9.7    Infringement.................................................................25

        9.8    Trade Dress, Logos, and the Like.............................................25

ARTICLE 10        MICHIGAN AGREEMENT........................................................26

        10.1   Sublicense Limitation........................................................26

        10.2   Wyeth-Ayerst Obligations.....................................................26

        10.3   Use of Aviron Product Materials..............................................27

        10.4   Warranty Disclaimer..........................................................27

        10.5   Sublicense Termination.......................................................27

        10.6   Insurance....................................................................27

        10.7   Cooperation..................................................................27

        10.8   Sublicenses..................................................................27

ARTICLE 11        PAYMENTS..................................................................28

        11.1   License Fee..................................................................28

        11.2   Other Payments...............................................................28

ARTICLE 12        ROYALTIES.................................................................30

        12.1   Royalty Rates during Co-Promotion Term.......................................30

        12.2   Royalty Reports and Payments.................................................31

        12.3   Payments.....................................................................31

        12.4   [***]........................................................................31

ARTICLE 13        LINE OF CREDIT............................................................32

        13.1   Credit Facility..............................................................32
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        13.2   Security Interest............................................................32

ARTICLE 14        CONFIDENTIALITY...........................................................32

        14.1   Confidential Information.....................................................32

        14.2   Authorized Disclosure........................................................33

        14.3   Publicity....................................................................33

ARTICLE 15        OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS......................34

        15.1   Ownership....................................................................34

        15.2   Patent Prosecution...........................................................34

        15.3   Enforcement Rights...........................................................35

        15.4   Defense and Settlement of Third Party Claims.................................36

        15.5   Assignment of Joint Patents..................................................36

ARTICLE 16        REPRESENTATIONS AND WARRANTIES............................................37

        16.1   Mutual Representations and Warranties........................................37

        16.2   Aviron Representations and Warranties........................................37

        16.3   Performance by Affiliates....................................................38

ARTICLE 17        INFORMATION AND REPORTS...................................................38

        17.1   Information and Reports During Co-Promotion Term.............................38

        17.2   Complaints...................................................................39

        17.3   Adverse Drug Experiences.....................................................39

        17.4   Records of Revenues and Expenses.............................................39

ARTICLE 18        INDEMNIFICATION...........................................................40

        18.1   Indemnification by Aviron....................................................40

        18.2   Indemnification by Wyeth-Ayerst..............................................41

        18.3   Indemnification Procedures...................................................41

        18.4   Insurance....................................................................41

        18.5   Payment of Damages...........................................................41

ARTICLE 19        TERM AND TERMINATION; AVIRON CHANGE OF CONTROL............................42

        19.1   Term.........................................................................42

        19.2   Termination for Material Breach..............................................42
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        19.3   Termination by [***].........................................................42

        19.4   Termination [***]............................................................42

        19.5   Bankruptcy...................................................................43

        19.6   Effect of Termination........................................................43

        19.7   Wyeth-Ayerst Covenant........................................................44

        19.8   Option to Extend Co-Promotion Term...........................................44

        19.9   [***]........................................................................46

        19.10  Surviving Rights.............................................................46

ARTICLE 20        DISPUTE RESOLUTION........................................................46

        20.1   Disputes.....................................................................46

ARTICLE 21        MISCELLANEOUS.............................................................47

        21.1   Assignment...................................................................47

        21.2   Consents Not Unreasonably Withheld or Delayed................................47

        21.3   Force Majeure................................................................47

        21.4   Further Actions..............................................................48

        21.5   Notices......................................................................48

        21.6   Waiver.......................................................................48

        21.7   Severability.................................................................49

        21.8   Ambiguities..................................................................49

        21.9   Governing Law................................................................49

        21.10  Headings.....................................................................49

        21.11  Counterparts.................................................................49

        21.12  Entire Agreement; Amendments.................................................49

        21.13  Independent Contractors......................................................50

        21.14  Currency.....................................................................50

        21.15  Bankruptcy...................................................................50

        21.16  Closing Conditions...........................................................50
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                                TABLE OF CONTENTS




SCHEDULES:

SCHEDULE 1.4  AVIRON PATENTS

SCHEDULE 1.12  [***]

SCHEDULE 1.39  SEQUENCE FEATURES [***]

SCHEDULE 1.41  MICHIGAN AGREEMENT

SCHEDULE 1.63  WYETH-AYERST PATENTS

SCHEDULE 6.4  PRELIMINARY DEVELOPMENT BUDGET

SCHEDULE 16.2(F)  GOVERNMENT FUNDING DISCLOSURE SCHEDULE

SCHEDULE 17.3  ADVERSE EVENT REPORTING PROCEDURES


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